                                                                    EXHIBIT 10.3

                             [FLORIDA MEDICAID LOGO]

JEB BUSH, GOVERNOR                        RHONDA M. MEDOWS, MD, FAAFP, SECRETARY

                                 August 27, 2002

Mr. Christopher J. O'Connor
Chief Operating Officer
HealthEase of Florida, Inc.
6800 North Dale Mabry Highway, Suite 124
Tampa, FL 33614

Dear Mr. O'Connor:

Enclosed please find the HealthEase original executed amendment #001 to the 2002-2004 Medicaid HMO Contract. The amendment provides for an increase in the total contract amount from $450,791,000.00 to $459,806,820,00 and an increase in the maximum enrollment levels in Broward, Calhoun, Duval, Highlands, Lake, Liberty, Madison, Orange, Palm Beach and Wakulla counties. This constitutes execution of the amendment effective, August 5, 2002.

If you have any questions regarding the amendment, please contact Christina Lopez or Michael Alsentzer of my staff at (850) 487-2355.

                                               Sincerely,

                                               /s/ David Rogers
                                               ------------------
                                               David Rogers
                                               AHC Administrator

DR/ma
Enclosure
cc: Rauha Jessup, Analyst

                                     [LOGO]

2727 Mahan Drive - Mail Stop #8                             Visit AHCA online at
Tallahassee, FL 32308                                       www.fdhc.state.fL.us

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
AUGUST 2002                                                    CONTRACT # FA 305

                                 AMENDMENT #001

     THIS AMENDMENT, entered into between the State of Florida, Agency for Health Care Administration, hereinafter referred to as the "Agency" and HealthEase of Florida, Inc., d/b/a HealthEase, hereinafter referred to as the "provider," amends contract # FA 305.

1. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 1 is amended as shown below.

TABLE 1                      PROJECTED ENROLLMENT

  COUNTY                  INITIAL AUTHORIZED ENROLLMENT LEVEL          MAXIMUM ENROLLMENT LEVEL
-----------------------------------------------------------------------------------------------
ALACHUA                                 0                                           0
-----------------------------------------------------------------------------------------------
BAKER                                 986                                       1,086
-----------------------------------------------------------------------------------------------
BAY                                     0                                           0
-----------------------------------------------------------------------------------------------
BRADFORD                                0                                           0
-----------------------------------------------------------------------------------------------
BREVARD                             7,512                                       8,831
-----------------------------------------------------------------------------------------------
BROWARD                             7,526                                      13,029
-----------------------------------------------------------------------------------------------
CALHOUN                               160                                         500
-----------------------------------------------------------------------------------------------
CHARLOTTE                              0                                            0
-----------------------------------------------------------------------------------------------
CITRUS                              2,306                                       2,595
-----------------------------------------------------------------------------------------------
CLAY                                2,488                                       2,851
-----------------------------------------------------------------------------------------------
COLLIER                                 0                                           0
-----------------------------------------------------------------------------------------------
COLUMBIA                                0                                           0
-----------------------------------------------------------------------------------------------
DADE                               10,018                                      12,018
-----------------------------------------------------------------------------------------------
DESOTO                                  0                                           0
-----------------------------------------------------------------------------------------------
DIXIE                                   0                                           0
-----------------------------------------------------------------------------------------------
DUVAL                              33,955                                      35,715
-----------------------------------------------------------------------------------------------
ESCAMBIA                           15,681                                      16,500
-----------------------------------------------------------------------------------------------
FRANKLIN                              134                                         151
-----------------------------------------------------------------------------------------------
GADSDEN                             2,256                                       2,522
-----------------------------------------------------------------------------------------------
GILCHRIST                               0                                           0
-----------------------------------------------------------------------------------------------
GULF                                    0                                           0
-----------------------------------------------------------------------------------------------
HARDEE                                  0                                           0
-----------------------------------------------------------------------------------------------
HERNANDO                                0                                           0
-----------------------------------------------------------------------------------------------
HIGHLANDS                           1,930                                       2,016
-----------------------------------------------------------------------------------------------
HILLSBOROUGH                       13,553                                      14,469
-----------------------------------------------------------------------------------------------
HOLMES                                  0                                           0
-----------------------------------------------------------------------------------------------
JEFFERSON                             617                                         724
-----------------------------------------------------------------------------------------------
LAKE                                4,429                                       4,644
-----------------------------------------------------------------------------------------------
LEE                                     0                                           0
-----------------------------------------------------------------------------------------------
LEON                                4,038                                       4,643
-----------------------------------------------------------------------------------------------
LEVY                                    0                                           0
-----------------------------------------------------------------------------------------------
LIBERTY                                59                                          88
-----------------------------------------------------------------------------------------------
MADISON                               658                                         689
-----------------------------------------------------------------------------------------------
MANATEE                             3,513                                       3,773
-----------------------------------------------------------------------------------------------
MARION                              6,484                                       7,000
-----------------------------------------------------------------------------------------------
MARTIN                                926                                        1,014
-----------------------------------------------------------------------------------------------
NASSAU                                  0                                           0
-----------------------------------------------------------------------------------------------
OKALOOSA                                0                                           0
-----------------------------------------------------------------------------------------------
OKEECHOBEE                              0                                           0
-----------------------------------------------------------------------------------------------
ORANGE                             11,890                                       17,187
-----------------------------------------------------------------------------------------------
OSCEOLA                             4,052                                       4,398
-----------------------------------------------------------------------------------------------
PALM BEACH                          3,918                                       6,129
-----------------------------------------------------------------------------------------------
PASCO                               4,031                                       4,220
-----------------------------------------------------------------------------------------------

                             [FLORIDA MEDICAID LOGO]

JEB BUSH, GOVERNOR                        RHONDA M. MEDOWS, MD, FAAFP, SECRETARY


                                               December 20, 2002

Ms. Pearl Blackburn
Medicaid Compliance Director
HealthEase of Florida, Inc.
6800 N. Dale Mybry HWY., Suite 268
Tampa, FL 33614

Dear Ms. Blackburn:

Enclosed please find the HealthEase of Florida, Inc. original executed Amendment #002 to the 2002-2004 Medicaid HMO Contract. The amendment provides for a contract manager change from Bob Sharpe to Christina Lopez. It further provides for increases in enrollment levels in Franklin, Marion, Martin and Sarasota counties. Please note that it provides for a decrease in the total contract amount due to an error in the calculation of the previous amount. This constitutes execution of the amendment effective, December 10, 2002.

If you have any questions regarding the amendment, please contact me at (850) 487-2355.

                                               Sincerely

                                               /s/ Christina Lopez
                                               -------------------
                                               Christina Lopez
                                               AHC Administrator

CL/ma

Enclosure

cc: Tom Warring

                                     [LOGO]

2727 Mahan Drive - Mail Stop #8                             Visit AHCA online at
Tallahassee, FL 32308                                       www.fdhc.state.fl.us

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
OCTOBER 2002                                                    CONTRACT # FA305

                                 AMENDMENT # 002

          THIS AMENDMENT, entered into between the State of Florida, Agency for Health Care Administration, hereinafter referred to as the "Agency" and HealthEase of Florida, d/b/a HealthEase, hereinafter referred to as the "provider," amends contract # FA305.

1.   Section III.C.1., Standard Contract, is amended to read:

C. NOTICE AND CONTACT

   1. The name, address and telephone number of the contract manager for the agency for this contract is:
      CHRISTINA LOPEZ, AHC ADMINISTRATOR
      DIVISION OF MEDICAID
      2727 MAHAN DRIVE, MAIL STOP #8
      TALLAHASSEE, FLORIDA 32308
      (850)487-2355

2. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 1 is amended as shown below.

TABLE 1                                                  PROJECTED ENROLLMENT

   COUNTY               INITIAL AUTHORIZED ENROLLMENT LEVEL              MAXIMUM ENROLLMENT LEVEL
-----------------------------------------------------------------------------------------------------------
ALACHUA                                   0                                          0
-----------------------------------------------------------------------------------------------------------
BAKER                                   986                                      1,086
-----------------------------------------------------------------------------------------------------------
BAY                                       0                                          0
-----------------------------------------------------------------------------------------------------------
BRADFORD                                  0                                          0
-----------------------------------------------------------------------------------------------------------
BREVARD                               7,512                                      8,831
-----------------------------------------------------------------------------------------------------------
BROWARD                               7,526                                     13,029
-----------------------------------------------------------------------------------------------------------
CALHOUN                                 160                                        500
-----------------------------------------------------------------------------------------------------------
CHARLOTTE                                 0                                          0
-----------------------------------------------------------------------------------------------------------
CITRUS                                2,306                                      2,595
-----------------------------------------------------------------------------------------------------------
CLAY                                  2,488                                      2,851
-----------------------------------------------------------------------------------------------------------
COLLIER                                   0                                          0
-----------------------------------------------------------------------------------------------------------
COLUMBIA                                  0                                          0
-----------------------------------------------------------------------------------------------------------
DADE                                 10,018                                     12,018
-----------------------------------------------------------------------------------------------------------
DESOTO                                    0                                          0
-----------------------------------------------------------------------------------------------------------
DIXIE                                     0                                          0
-----------------------------------------------------------------------------------------------------------
DUVAL                                33,955                                     35,715
-----------------------------------------------------------------------------------------------------------
ESCAMBIA                             15,681                                     16,500
-----------------------------------------------------------------------------------------------------------
FRANKLIN                                134                                        250
-----------------------------------------------------------------------------------------------------------
GADSDEN                               2,256                                      2,522
-----------------------------------------------------------------------------------------------------------
GILCHRIST                                 0                                          0
-----------------------------------------------------------------------------------------------------------
GULF                                      0                                          0
-----------------------------------------------------------------------------------------------------------
HARDEE                                    0                                          0
-----------------------------------------------------------------------------------------------------------
HERNANDO                                  0                                          0
-----------------------------------------------------------------------------------------------------------
HIGHLANDS                             1,930                                      2,016
-----------------------------------------------------------------------------------------------------------
HILLSBOROUGH                         13,553                                     14,469
-----------------------------------------------------------------------------------------------------------
HOLMES                                    0                                          0
-----------------------------------------------------------------------------------------------------------
JEFFERSON                               617                                        724
-----------------------------------------------------------------------------------------------------------
LAKE                                  4,429                                      4,644
-----------------------------------------------------------------------------------------------------------
LEE                                       0                                          0
-----------------------------------------------------------------------------------------------------------
LEON                                  4,038                                      4,643
-----------------------------------------------------------------------------------------------------------
LEVY                                      0                                          0
-----------------------------------------------------------------------------------------------------------
LIBERTY                                  59                                         88
-----------------------------------------------------------------------------------------------------------

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
OCTOBER 2002                                                       AMENDMENT 002

          IN WITNESS WHEREOF, the parties hereto have caused this -3- page amendment to be executed by their officials thereunto duly authorized.

                                           STATE OF FLORIDA
                                           AGENCY FOR HEALTH CARE
PROVIDER: HealthEase of Florida, Inc.,     ADMINISTRATION
          d/b/a HealthEase

SIGNED                                     SIGNED
BY: /s/ Todd S.Farha                       BY: /s/ Dr. Rhonda Medows

NAME: Todd S.Farha                         NAME: Dr. Rhonda Medows, M.D. FAAFP

TITLE: CEO                                 TITLE: Secretary

DATE: 12/3/02                              DATE: 12/10/02

FEDERAL ID NUMBER:

59-3646690

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                             [FLORIDA MEDICAID LOGO]

JEB BUSH, GOVERNOR                        RHONDA M. MEDOWS, MD, FAAFP, SECRETARY

                                        March 20, 2003

Ms. Pearl Blackburn
Medicaid Compliance Director
HealthEase of Florida, Inc.
6800 N. Dale Mabry Highway, Suite 268
Tampa, FL 33614

Dear Ms. Blackburn:

Enclosed please find the HealthEase of Florida, Inc. original executed Amendment #003 to the 2002-2004 Medicaid HMO Contract. The amendment provides for an increase in the enrollment level in Liberty County and an increase in the total contract amount from $454,982,000.00 to $455,720,350.00. This constitutes execution of the amendment effective, March 12, 2003.

If you have any questions regarding the amendment, please contact me at (850) 487-2355.

                                             Sincerely,

                                             /s/ Christina Lopez
                                             ---------------------
                                             Christina Lopez
                                             AHC Administrator

Enclosure
cc: Tom Warring, Chief, Bureau of Managed Health Care

                                     [LOGO]

2727 Mahan Drive - Mail Stop #8                             Visit AHCA online at
Tallahassee, FL 32308                                       www.fdhc.state.fl.us

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
JANUARY 2003

                             AHCA CONTRACT NO. FA305
                               AMENDMENT NO. 003

          THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HealthEase of Florida Inc. d/b/a HealthEase, hereinafter referred to as the "Vendor", is hereby amended as follows:

1. Attachment I Section 90.0 Payment and Authorized Enrollment Levels, Table 1 is amended as shown below.

TABLE 1                       PROJECTED ENROLLMENT

----------------------------------------------------------------------------
COUNTY                                       Maximum Enrollment Level
----------------------------------------------------------------------------
ALACHUA                                                   0
----------------------------------------------------------------------------
BAKER                                                 1,086
----------------------------------------------------------------------------
BAY                                                       0
----------------------------------------------------------------------------
BRADFORD                                                  0
----------------------------------------------------------------------------
BREVARD                                               9,800
----------------------------------------------------------------------------
BROWARD                                              13,029
----------------------------------------------------------------------------
CALHOUN                                                 500
----------------------------------------------------------------------------
CHARLOTTE                                                 0
----------------------------------------------------------------------------
CITRUS                                                2,595
----------------------------------------------------------------------------
CLAY                                                  2,851
----------------------------------------------------------------------------
COLLIER                                                   0
----------------------------------------------------------------------------
COLUMBIA                                                  0
----------------------------------------------------------------------------
DADE                                                 12,018
----------------------------------------------------------------------------
DESOTO                                                    0
----------------------------------------------------------------------------
DIXIE                                                     0
----------------------------------------------------------------------------
DUVAL                                                35,715
----------------------------------------------------------------------------
ESCAMBIA                                             16,500
----------------------------------------------------------------------------
FRANKLIN                                                250
----------------------------------------------------------------------------
GADSDEN                                               2,522
----------------------------------------------------------------------------
GILCHRIST                                                 0
----------------------------------------------------------------------------
GULF                                                      0
----------------------------------------------------------------------------
HARDEE                                                    0
----------------------------------------------------------------------------
HERNANDO                                                  0
----------------------------------------------------------------------------
HIGHLANDS                                             2,400
----------------------------------------------------------------------------
HILLSBOROUGH                                         14,469
----------------------------------------------------------------------------
HOLMES                                                    0
----------------------------------------------------------------------------
JEFFERSON                                               724
----------------------------------------------------------------------------
LAKE                                                  5,500
----------------------------------------------------------------------------
LEE                                                       0
----------------------------------------------------------------------------
LEON                                                  4,643
----------------------------------------------------------------------------
LEVY                                                      0
----------------------------------------------------------------------------
LIBERTY                                                 180
----------------------------------------------------------------------------
MADISON                                                 689
----------------------------------------------------------------------------
MANATEE                                               3,773
----------------------------------------------------------------------------
MARION                                                7,149
----------------------------------------------------------------------------
MARTIN                                                2,100
----------------------------------------------------------------------------
NASSAU                                                    0
----------------------------------------------------------------------------
OKALOOSA                                                  0
----------------------------------------------------------------------------
OKEECHOBEE                                                0
----------------------------------------------------------------------------
ORANGE                                               17,187
----------------------------------------------------------------------------
OSCEOLA                                               4,398
----------------------------------------------------------------------------
PALM BEACH                                            6,129
----------------------------------------------------------------------------
PASCO                                                 4,220
----------------------------------------------------------------------------
PINELLAS                                              7,661
----------------------------------------------------------------------------

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 003, PAGE 1 OF 2

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
JANUARY 2003

POLK                        7,909
PUTNAM                      2,983
ST. JOHNS                       0
SANTA ROSA                  3,372
SARASOTA                    2,500
SEMINOLE                    2,073
SUMTER                          0
SUWANNEE                        0
TAYLOR                          0
UNION                           0
VOLUSIA                     7,335
WALTON                          0
WAKULLA                       588
WASHINGTON                      0

2.       Attachment I, Section 90.0, 2nd paragraph is amended to read:

     Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $455,720,350.00 expressed on page three of this contract.

3.       Section II.A. of the Standard Contract is amended to read:

     A. CONTRACT AMOUNT

     To pay for contract services according to the conditions of Attachment I in an amount not to exceed $455,720,350.00 subject to the availability of funds. The State of Florida's performance and obligation to pay under this contract is contingent upon an annual appropriation by the Legislature.

4. This amendment shall begin on January 1, 2003 or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.,                STATE OF FLORIDA, AGENCY FOR
d/b/a HEALTHEASE                            HEALTH CARE ADMINISTRATION

SIGNED                                      SIGNED
BY: /s/ Todd S. Farha                       BY: /s/ Mary Pat Moore
    --------------------------------            --------------------------------
NAME: Todd S. Farha                     for NAME: RHONDA M. MEDOWS, MD.

TITLE: CEO                                  TITLE: SECRETARY

DATE: 01/23/03                              DATE: 3/12/03

             AHCA CONTRACT NO. FA305, AMENDMENT NO. 003, PAGE 2 OF 2

                             [FLORIDA MEDICAID LOGO]

JEB BUSH, GOVERNOR                        RHONDA M. MEDOWS, MD, FAAFP, SECRETARY

                                  June 4, 2003

Ms. Pearl Blackburn
Medicaid Compliance Director                                    [STAMP]
HealthEase of Florida, Inc.
6800 N. Dale Mabry Highway
Suite 124
Tampa, FL 33614-3988

Dear Ms. Blackburn:

Enclosed please find the HealthEase of Florida, Inc. original executed Amendment #004 to the 2002-2004 Medicaid HMO Contract. The amendment provides for the following changes:

     - Changes to statutory cites due to new numbering of subsections in the law

     -    Section 10.3.b, change of wording for clarification

     -    Section 10.8.8.1.a, change of UNOS levels for stages of renal disease

     - Section 10.8.8.1.a, change of parameters for levels requiring heart, heart/lung transplants

     -    Section 10.8.8.1.a, addition language regarding adults

     -    Section 10.11.1, correction of contract cite

     -    Section 20.5, correction of statutory cite

     -    Section 20.12.2.b, addition of time frame

     -    Section 30.5, 8th paragraph corrects an omission

     -    Section 30.7.1, clarifies language

     - Section 30.7.4.b, change to 60-day time frame for enrollment reinstatement

     -    Section 30.8, change to 60-day time frame for enrollment reinstatement

     -    Section 40.16, revises the HIPAA Certification

     - Section 60.1.9, change to 60-day time frame for enrollment reinstatement

     - Section 60.2, Table 1, correction of time frame for Inp. Discharge Reporting to 30 days

     -    Section 60.2.13, adds Frail/Elderly Service Utilization Reporting

     - Section 70.1, changes responsibility for interpretation of laws to the Division of Medicaid

                                     [LOGO]

2727 Mahan Drive - Mail Stop #50                            Visit AHCA online at
Tallahassee, FL 32308                                       www.fdhc.state.fl.us

Ms. Pearl Blackburn
Page Two
June 4, 2003

     -    Section 70.10, adds procedural steps to dispute resolution

     - Section 70.17.d, adds amount of fines as stated in Section 409.912(20), F.S.

     -    Section 70.17.f, correction of statutory cite

     -    Section 80.7 is deleted

     - Section 110.4.6 B, changes responsibility for resolution to the Division of Medicaid

This constitutes execution of the amendment effective, May 21, 2003.

If you have any questions regarding the amendment, please contact me at (850) 487-2355.

                                                Sincerely,

                                                /s/ Christina Lopez
                                                --------------------
                                                Christina Lopez
                                                AHC Administrator

CL/ma

Enclosure

cc: Tom Warring

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

                             AHCA CONTRACT NO. FA305
                               AMENDMENT NO. 004

         THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HealthEase of Florida, Inc., d/b/a HealthEase. hereinafter referred to as the "Vendor", is hereby amended as follows:

1. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 1 is amended as shown below.

TABLE 1

                              PROJECTED ENROLLMENT

   COUNTY                   Maximum Enrollment Level
   ------                   ------------------------
ALACHUA                                 0
BAKER                                   0
BAY                                     0
BRADFORD                                0
BREVARD                            10,000
BROWARD                            13,029
CALHOUN                               500
CHARLOTTE                               0
CITRUS                              2,800
CLAY                                3,200
COLLIER                                 0
COLUMBIA                                0
DADE                               15,000
DESOTO                                  0
DIXIE                                   0
DUVAL                              35,715
ESCAMBIA                           16,500
FRANKLIN                              250
GADSDEN                             3.000
GILCHRIST                               0
GULF                                    0
HARDEE                                  0
HERNANDO                                0
HIGHLANDS                           2,400
HILLSBOROUGH                       14,469
HOLMES                                  0
JEFFERSON                             800
LAKE                                6,000
LEE                                     0
LEON                                5,000
LEVY                                    0
LIBERTY                               200
MADISON                               900
MANATEE                             4,000
MARION                              8,000
MARTIN                              2,100
NASSAU                                  0
OKALOOSA                                0
OKEECHOBEE                              0
ORANGE                             17,187
OSCEOLA                             5,000
PALM BEACH                          6,500
PASCO                               5,000
PINELLAS                            8,000

             AHCA CONTRACT NO. FA305, AMENDMENT NO. 004, PAGE 1 OF 2

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

POLK                               7,909
PUTNAM                             2,983
ST. JOHNS                              0
SANTA ROSA                         3,500
SARASOTA                           2,500
SEMINOLE                           2,800
SUMTER                                 0
SUWANNEE                               0
TAYLOR                                 0
UNION                                  0
VOLUSIA                            8,500
WALTON                                 0
WAKULLA                            1,000
WASHINGTON                             0

2.       Attachment I, Section 90.0, 2nd paragraph is amended to read:

     Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $458,864,770.00 expressed on page three of this contract.

3.       Section II.A. of the Standard Contract is amended to read:

     A. CONTRACT AMOUNT

     To pay for contract services according to the conditions of Attachment I in an amount not to exceed $458,864,770.00 subject to the availability of funds. The State of Florida's performance and obligation to pay under this contract is contingent upon an annual appropriation by the Legislature.

4. This amendment shall begin on April 15, 2003 or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.,                STATE OF FLORIDA, AGENCY FOR
d/b/a HEALTHEASE                            HEALTH CARE ADMINISTRATION

SIGNED                                      SIGNED
BY: /s/ Todd S. Farha                       BY:
    --------------------------------            --------------------------------
NAME: Todd S. Farha                         NAME: Rhonda Medows, M.D., FAAFP
TITLE: CEO                                  TITLE: Secretary

DATE: 04/22/03                              DATE: ________

             AHCA CONTRACT NO. FA305, AMENDMENT NO. 004, PAGE 2 OF 2

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

                             AHCA CONTRACT NO. FA305
                               AMENDMENT NO. 005

     THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE, hereinafter referred to as the "Provider," is hereby amended as follows:

1.   Attachment I, Section 10.8.1 f., Florida Statutory Reference is changed to:
     409.912(26) F.S.

2.   Attachment I, Section 10.8.4 f., Florida Statutory Reference is changed to:
     409.912(33)(e) and (f) F.S.

3.   Attachment I, Section 10.8.9 a., Florida Statutory Reference is changed to:
     409.912(33) F.S.

4. Attachment I, Section 20.12.2 a., Florida Statutory Reference is changed to: 409.912(29)(e) F.S.

5.   Attachment I, Section 30.2.1 a., Florida Statutory Reference is changed to:
     409.912(19)(a) F.S.

6.   Attachment I, Section 30.2.1 b., Florida Statutory Reference is changed to:
     409.912(19)(b) F.S.

7.   Attachment I, Section 30.2.1 d., Florida Statutory Reference is changed to:
     409.912(19)(c) F.S.

8.   Attachment I, Section 30.2.1 e., Florida Statutory Reference is changed to:
     409.912(19)(d) F.S.

9.   Attachment I, Section 30.2.1 h., Florida Statutory Reference changed to:
     409.912(19)(b)2. F.S.

10.  Attachment I, Section 30.2.1 i., Florida Statutory Reference changed to:
     409.912(19)(b)(4) F.S.

11.  Attachment I, Section 30.2.1 j., Florida Statutory Reference is changed to:
     409.912(19)(b)2. F.S.

12.  Attachment I, Section 30.2.1 k., Florida Statutory Reference is changed to:
     409.912(19)(b)1. F.S.

13.  Attachment I, Section 30.2.1 o., Florida Statutory Reference is changed to:
     409.912(19)(e) F.S.

14. Attachment I, Section 30.5 first paragraph, Florida Statutory Reference is changed to: 409.912(27) F.S.

15. Attachment I, Section 30.5 second paragraph, Florida Statutory Reference is changed to: 409.912(27) F.S.

16. Attachment I, Section 30.7 a. 3., Florida Statutory Reference is changed to: 409.912(24) F.S.

17.  Attachment I, Section 30.7.2, Florida Statutory Reference is changed to:
     409.912(28) F.S.

18. Attachment I, Section 30.12.2 c., Florida Statutory Reference is changed to: 409.912(31) F.S.

19.  Attachment I, Section 40.7 d., Florida Statutory Reference is changed to:
     409.912(30) F.S.

20.  Attachment I, Section 50.1, Florida Statutory Reference is changed to:
     409.912(16)(a) F.S.

21.  Attachment I, Section 50.2, Florida Statutory Reference is changed to:
     409.912(16)(b) F.S.

22.  Attachment I, Section 50.4, Florida Statutory Reference is changed to:
     409.912(15) F.S.

23. Attachment I, Section 60.2.11, Table 13, Florida Statutory Reference is changed to: 409.912(26) F.S.

24.  Attachment I, Section 70.3 a., Florida Statutory Reference is changed to:
     409.912(18) F.S.

25. Attachment I, Section 70.17, first paragraph, Florida Statutory Reference is changed to: 409.912(20) F.S.

26.  Attachment I, Section 70.17 d., Florida Statutory Reference is changed to:
     409.912(20) F.S.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 1 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

27. Attachment I, Section 70.17 f., Florida Statutory Reference is changed to:
    409.912(26) F.S.

28. Attachment I, Section 10.3 b. is amended to read:

         b. Medicaid eligible recipients who are receiving services through a hospice program, the Medicaid AIDS waiver (Project AIDS Care) program, the assisted living waiver program, or a prescribed pediatric extended care center, or are enrolled in Children's Medical Services Network.

29. Attachment I, Section 10.8.8.1 a. is amended to read:

         a. Medically necessary and appropriate transplants: bone marrow, all ages; cornea, all ages; and kidney, all ages. For other transplants not covered by Medicaid, the evaluations, pre-transplant care and post-transplant follow-up care are covered by Medicaid and, therefore, must be covered by the plan even though the transplant procedure is not covered. Transplant service components are also covered under outpatient services, physician services and prescribed drug services per the applicable Medicaid coverage and limitations handbooks.

                  The plan is not responsible for the cost of pre-transplant care and post transplant follow-up care when a member has been listed with UNOS as a status 1A, 1B, or 2 as a candidate for an adult or pediatric heart transplant or pediatric heart/lung transplant. If at the end of the evaluation the recipient is listed with the above UNOS parameters the recipient will be disenrolled from the plan.

                  The plan is not responsible for the cost of pre-transplant care and post transplant follow up care when a member has been listed with UNOS with a MELD score of 11-25 for an adult or pediatric liver transplant. If at the end of the evaluation the recipient is listed with the above UNOS parameter the recipient will be disenrolled from the plan.

                  The plan is not responsible for the cost of pre-transplant care and post transplant follow up care when a member has been listed with UNOS as a status 0 for an adult or pediatric lung transplant. If at the end of the evaluation the recipient is listed with the above UNOS parameters the recipient will be disenrolled from the plan.

                  The recipient will have the option to re-enroll at one year post transplant. The plan is responsible for the cost of the above transplant evaluations, except adult heart (21 and over).

30. Attachment I, Section 10.11.1, Service Requirements (Behavioral Health), introduction is amended to read:

                  The plan, in addition to the provisions set forth in this contract and elsewhere in this section, shall provide to Areas 1 and 6, (also, upon implementation of behavioral health services in Areas 5 and 8) enrolled members a full range of behavioral health care service categories authorized under the State Medicaid Plan. The plan shall comply with the specific service requirements as described in the general service requirements of the PMHP RFP specific to the Medicaid Area except as provided below:

                  The plan shall continue to provide Prescribed Drug Services in accordance with Section 10.8.12 of this contract.

                  The plan shall continue to provide outpatient medical services in accordance with Section 10.8.8.2 of this contract.

                  In addition to the above requirements, the plan shall also adhere to the requirements specified below.

31. Attachment I, Section 20.5, Licensure of Staff, Florida Statutory Reference is changed to: 456.047(4) F.S.

32. Attachment I, Section 20.12.2, b. is amended to read:

         b. The plan shall use the results of the annual member satisfaction survey to develop and implement plan-wide activities designed to improve member satisfaction. These activities shall include, but not be limited to, analyses of the following: formal and informal member complaints, claims timely payment, disenrollment reasons, policies and procedures, and any pertinent internal improvement plan implemented to improve member satisfaction. Activities pertaining to improving member satisfaction resulting from the annual member satisfaction survey must be reported to the agency on a quarterly basis within 30 days after the end of a reporting quarter.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 2 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

33. Attachment I, Section 30.5, Pre-enrollment Activities, 8th paragraph is amended to read:

                  If the voluntary applicant is recognized to be in foster care by the plan, and is dependent, prior to enrollment the plan must receive written authorization from (1) a parent if the parental rights have not been terminated or (2) the DCF if the parental rights have been terminated. If a parent is unavailable, the plan shall obtain authorization from the DCF.

34. Attachment I, Section 30.7.1, Member Services Handbook, is amended to read:

                  The member services handbook shall include the following information: terms and conditions of enrollment including the reinstatement process; a description of the open enrollment process; description of services provided, including limitations and general restrictions on provider access, exclusions and out-of-plan use; procedures for obtaining required services, including second opinions; the toll-free telephone number of the statewide Consumer Call Center; emergency services and procedures for obtaining services both in and out of the plan's service area; procedures for enrollment, including member rights and responsibilities; grievance procedures; and procedures for disenrollment; procedures for filing a "good cause change" request, including the agency's toll-free telephone number for the enrollment and disenrollment services contractor; information regarding newborn enrollment, including the mother's responsibility to notify the plan and the mother's DCF caseworker of the newborn's birth and assignment of pediatricians and other appropriate physicians; member rights and responsibilities; information on emergency transportation and non-emergency transportation available under the plan; and information regarding the health care advance directives pursuant to Chapter 765, F.S.

35. Attachment I, Section 30.7.4, b. is amended to read:

         b. A notice that members who lose eligibility and are disenrolled shall be automatically reenrolled in the plan if eligibility is regained within 60 days.

36. Attachment I, Section 30.8, Enrollment Reinstatements, first paragraph is amended to read:

                  Pre-enrollment applications and new member materials are not required for a former member who was disenrolled because of the loss of Medicaid eligibility and who regains his/her eligibility within 60 days and is automatically reinstated as a plan member. In addition, pre-enrollment and new member materials are not required for a former member subject to open enrollment who was disenrolled because of the loss of Medicaid eligibility, who regains his/her eligibility within 10 months of his/her managed care enrollment, and is reinstated as a plan member by the agency's enrollment and disenrollment services contractor. The plan is responsible for assigning all reinstated recipients to the primary care physician who was treating them prior to loss of eligibility, unless the recipient specifically requests another primary care physician, the primary care physician no longer participates in the plan or is at capacity, or the member has changed geographic areas. A notation of the effective date of the reinstatement is to be made on the most recent application or conspicuously identified in the member's administrative file.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 3 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

37. Attachment I, Section 40.16, Certification Regarding HIP AA Compliance is replaced as follows:

                                  CERTIFICATION

      REGARDING HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996
                                   COMPLIANCE

This certification is required for compliance with the requirements of the Health Insurance Portability and Accountability Act of 1996 (HIP AA)

The undersigned Provider certifies and agrees as to abide by the following:

         1. Protected Health Information. For purposes of this Certification, Protected Health Information shall have the same meaning as the term "protected health information" in 45 C.F.R. Section 164.501, limited to the information created or received by the Provider from or on behalf of the Agency.

         2. Limits on Use and Disclosure of Protected Health Information. The Provider shall not use or disclose Protected Health Information other than as permitted by this Contract or by federal and state law. The Provider will use appropriate safeguards to prevent the use or disclosure of Protected Health Information for any purpose not in conformity with this Contract and federal and state law. The Provider will not divulge, disclose, or communicate Protected Health Information to any third party for any purpose not in conformity with this contract without prior written approval from the Agency. The Provider will report to the Agency, within ten (10) business days of discovery, any use or disclosure of Protected Health Information not provided for in this Contract of which the Provider is aware. A violation of this paragraph shall be a material violation of this Contract.

         3. Use and Disclosure of Information for Management, Administration, and Legal Responsibilities. The Provider is permitted to use and disclose Protected Health Information received from the Agency for the proper management and administration of the Provider or to carry out the legal responsibilities of the Provider, in accordance with 45 C.F.R. 164.504(e)(4). Such disclosure is only permissible where required by law, or where the Provider obtains reasonable assurances from the person to whom the Protected Health Information is disclosed that: (1) the Protected Health Information will be held confidentially, (2) the Protected Health Information will be used or further disclosed only as required by law or for the purposes for which it was disclosed to the person, and (3) the person notifies the Provider of any instance of which it is aware in which the confidentiality of the Protected Health Information has been breached.

         4. Disclosure to Agents. The Provider agrees to enter into an agreement with any agent, including a subcontractor, to whom it provides Protected Health Information received from, or created or received by the Provider on behalf of, the Agency. Such agreement shall contain the same terms, conditions, and restrictions that apply to the Provider with respect to Protected Health Information.

         5. Access to Information. The Provider shall make Protected Health Information available in accordance with federal and state law, including providing a right of access to persons who are the subjects of the Protected Health Information.

         6. Amendment and Incorporation of Amendments. The Provider shall make Protected Health Information available for amendment and to incorporate any amendments to the Protected Health Information in accordance with 45 C.F.R. Section 164.526.

         7. Accounting for Disclosures. The Provider shall make Protected Health Information available as required to provide an accounting of disclosures in accordance with 45 C.F.R. Section
                  164.528. The Provider shall document all disclosures of Protected Health Information as needed for the Agency to respond to a request for an accounting of disclosures in accordance with 45 C.F.R. Section 164.528.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 4 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

         8. Access to Books and Records. The Provider shall make its internal practices, books, and records relating to the use and disclosure of Protected Health Information received from, or created or received by the Provider on behalf of, the Agency available to the Secretary of the Department of Health and Human Services or the Secretary's designee for purposes of determining compliance with the Department of Health and Human Services Privacy Regulations.

         9. Termination. At the termination of this contract, the Provider shall return all Protected Health Information that the Provider still maintains in any form, including any copies or hybrid or merged databases made by the Provider; or with prior written approval of the Agency, the Protected Health Information may be destroyed by the Provider after its use. If the Protected Health Information is destroyed pursuant to the Agency's prior written approval, the Provider must provide a written confirmation of such destruction to the Agency. If return or destruction of the Protected Health Information is determined not feasible by the Agency, the Provider agrees to protect the Protected Health Information and treat it as strictly confidential.

CERTIFICATION

                  The Provider has caused this Certification to be signed and delivered by its duly authorized representative, as of the date set forth below.

                  Provider Name:

                  __________________________________        _______________
                  Signature                                      Date

                  _________________________________________
                  Name and Title of Authorized Signer

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 5 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

38. Attachment I, Section 60.1,9 is amended to read:

         9. HMO Reinstatement Report (FLMR 8200-R009) - Lists those persons who were disenrolled for loss of eligibility but who regained their Medicaid eligibility within 60 days of the previous plan.

39. Attachment I, Section 60.2, Table 1. Summary of Reporting Requirements for Medicaid Contracted Health Maintenance Organizations is amended to read:

       TABLE 1. SUMMARY OF REPORTING REQUIREMENTS FOR MEDICAID CONTRACTED
                        HEALTH MAINTENANCE ORGANIZATIONS

Medicaid HMO Reports Required by AHCA

                                  LEVEL OF
       REPORT NAME                ANALYSIS                 FREQUENCY                      SUBMISSION MEDIA
------------------------------------------------------------------------------------------------------------------------
Enrollment, Disenrollment,   Location Level        Monthly                        Asynchronous Transfer to fiscal agent
and Cancellation Report
for Payment;
Table 2

Medicaid HMO/PHP             Location Level        Monthly, within 15 days from   Electronic mail or diskette submission
Disenrollment Summary                              the beginning of the
Table 3                                            reporting month

Frail Elderly Disenrollment  Location Level        Annually, due by June 1        Electronic mail or diskette submission
Summary

Newborn Payment Report       Individual Level      Monthly.                       Electronic mail or diskette submission
Table 4

Service Utilization Summary  Plan Level            Quarterly, within 45 days of   Electronic mail or diskette submission
Tables 5 and 6                                     end of reporting quarter

Grievance Reporting          Individual Level      Quarterly, within 45 days of   Electronic mail or diskette submission
Table 7                                            end of reporting quarter

Inpatient Discharge Report   Individual Level      Quarterly, within 30 days      Electronic mail or diskette submission
Table 8                                            from the end of the reporting
                                                   quarter

Pharmacy Encounter Data      Individual Level      Quarterly, within one month    Electronic mail or CD submission
Table 9                                            from the end of the quarter

Claims Inventory Summary     Plan Level            Quarterly, within 45 days      Electronic mail of diskette submission
Report                                             of the end of the reporting
                                                   quarter

Marketing Rep. Report        Plan Level            Monthly, within 30 days from   Electronic mail or diskette submission
Table 10                                           the end of the reporting       AHCA supplied spreadsheet template
                                                   month

Provider Network Report      Location Level        At least monthly               Electronic submission to enrollment
Table 11                                                                          and disenrollment services contractor
                                                                                  in format specified by enrollment
                                                                                  and disenrollment services contractor

Child Health Check-Up        Plan Level            Annually, for previous         Electronic mail or diskette submission
Reporting                                          federal fiscal year            of completed Child Health Check-Up
Table 12                                           (Oct-Sept) due by January      Reporting spreadsheet file
                                                   15.

Child Health Check-Up        Plan Level            As required by Section         Electronic mail or diskette submission
Reporting,                                         10.8.1 f. of this contract     of completed spreadsheet file
Table 13

AHCA Quality                 Plan Level            Annually, for previous         Electronic mail, CD ROM or diskette
Indicators                                         calendar year, due October 1.  submission

Frail/Elderly Care Service   Individual Level      Quarterly, within 45 days of   Electronic mail, CD ROM or diskette
Utilization Report                                 end of reporting quarter       submission

Financial Reporting          Plan Level            Quarterly, within 45 days of   AHCA supplied spreadsheet template on
                                                   end of reporting quarter       diskette

Audited Financial Report     Plan Level            Annually, within 90 days of    Electronic mail or diskette submission
                                                   end of plan Fiscal Year

Minority Business            Individual Level      Monthly by the fifteenth       Electronic mail
Enterprise Contract
Reporting

Suspected Fraud Reporting    Plan Level            As required by Section         As required by Section 60.2.16
                                                   60.2.16

Behavioral Health:           Area 6 and Area 1     Monthly, within 15 days of     Electronic mail or diskette submission
Allocation of Recipients,    Location Level        the beginning of the           of completed agency-supplied template
Targeted Case Management,                          reporting month
Grievance, and Critical
Incident Reporting

Behavioral Health:           Area 6 and Area 1     Quarterly, within 45 days      Electronic mail or diskette submission
Service Utilization          Location Level        of the end of the quarter      of completed agency-supplied template
Detail and Summary           and Individual Level

Behavioral Health:           Area 6 and Area 1     Annually, due no later than    Electronic mail or diskette submission
Annual Expenditure Report    Plan Level            April 1.                       of completed agency-supplied template

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 6 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

40. Attachment 1, Section 60.2.13, Frail/Elderly Care Service Utilization Reporting (F***YYQ*.dbf)is deleted and replaced as follows:

    The plan shall provide recipient-specific service utilization data in the electronic format specified below. The services reported represent the comprehensive array of services that might be necessary to maintain a member at home while avoiding nursing home placement, including acute and long-term care services.

    These reports must be provided as ASCII, fixed length text files, with two files, per recipient, per month. There will be one file for long-term care services and one file for acute care services. For example, if a recipient were enrolled for an entire quarter, you would have three separate records in each of two separate files that are submitted once for the entire quarter. These two files, the LTC Services file and the Acute Care Services file, must be submitted once every quarter to your DOEA/AHCA contract manager. You will have up to three months after the last month in a specific quarter to submit the quarterly report. If no units of service are provided in a category or if the category is not applicable to you, fill that field with the specified number of spaces (using the spacebar) that match that particular field length. Right justify all fields unless noted otherwise. For amount paid, include the sum of Medicaid and Medicare crossover claims (deductibles and co-pays for Medicare claims).* If you have questions about the definitions of these services please reference the appropriate Medicaid coverage and limitations handbook for Medicaid state plan services. Note:
    Please do not use commas between fields. Round currency to the nearest dollar amount.

FILE 1: LONG-TERM CARE SERVICES

                                                                                    FIELD      START
FIELD NAME                DESCRIPTION                     UNIT OF MEASUREMENT       LENGTH      COL.   END COL.  TEXT/NUMERIC
----------                -----------                     -------------------       ------      ----   --------  ------------
SSN            SOCIAL SECURITY NUMBER (LEFT JUSTIFY)               000000000           9          1        9       NUMERIC
MEDICAID       MEDICAID ID NUMBER                                 0000000000          10         10       19       NUMERIC
ENROLL         INITIAL DATE OF PROGRAM ENROLLMENT                     MMYYYY           6         20       25       NUMERIC
DISENROL       DATE OF DISENROLLMENT, IF APPLICABLE                   MMYYYY           6         26       31       NUMERIC
REINST         REINSTATE DATE                                         MMYYYY           6         32       37       NUMERIC
ALF            ALF RESIDENT INDICATOR                            L=YES; 2=NO           1         38       38       NUMERIC
MONTH          REPORT MONTH                                           MMYYYY           6         39       44       NUMERIC

LTC
SERVICES       DESCRIPTION                                UNIT OF SERVICE/COST

ADCOMP         ADULT COMPANION SERVICES                       15 MINUTE UNIT           4         45       48       NUMERIC
ADAYHLTH       ADULT DAY HEALTH SERVICES                      15 MINUTE UNIT           4         49       52       NUMERIC
ALFSVS         ASSISTED LIVING SERVICES                                 DAYS           2         53       54       NUMERIC
ALFSVS$$       ASSISTED LIVING SERVICES                          AMOUNT PAID           6         55       60       NUMERIC
ATTCARE        ATTENDANT CARE SERVICES                        15 MINUTE UNIT           4         61       64       NUMERIC
CASEAID        CASE AIDE                                      15 MINUTE UNIT           4         65       68       NUMERIC
CASEMGMT       CASE MANAGEMENT (INTERNAL)                     15 MINUTE UNIT           4         69       72       NUMERIC
CHORE          CHORE SERVICES                                 15 MINUTE UNIT           2         73       74       NUMERIC
COM_MH         COMMUNITY MENTAL HEALTH                                 VISIT           2         75       76       NUMERIC
CNMS_$$        CONSUMABLE MEDICAL SUPPLIES                       AMOUNT PAID           6         77       82       NUMERIC
COUNSEL        COUNSELING                                     15 MINUTE UNIT           4         83       86       NUMERIC
DME_$$         DURABLE MEDICAL EQUIPMENT                         AMOUNT PAID           6         87       92       NUMERIC
ENVIRAA        ENVIRONMENTAL ACCESSIBILITY                               JOB           2         93       94       NUMERIC
               ADAPTATIONS

--------------------------

* Medicare crossovers are amounts that are billed to Medicaid for those Medicaid clients who are also eligible for Medicare.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 7 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE             MEDICAID HMO CONTRACT
FEBRUARY 2003

                                                                                    FIELD      START
FIELD NAME                 DESCRIPTION                    UNIT OF MEASUREMENT       LENGTH      COL.    END COL.  TEXT/NUMERIC
----------     --------------------------------------     -------------------       ------     -----    --------  ------------
ESCORT         ESCORT SERVICES                               15 MINUTE UNIT           4          95         98       NUMERIC
FAMT_I         FAMILY TRAINING SERVICES (INDIVIDUAL)         15 MINUTE UNIT           2          99        100       NUMERIC
FAMT_ G        FAMILY TRAINING SERVICES (GROUP)              15 MINUTE UNIT           2         101        102       NUMERIC
FINARRS        FINANCIAL ASSESSMENT/RISK REDUCTION           15 MINUTE UNIT           4         103        106       NUMERIC
               SERVICES
FINM_RRS       FINANCIAL MAINTENANCE/RISK REDUCTION          15 MINUTE UNIT           4         107        110       NUMERIC
               SERVICES
HDMEAL         HOME DELIVERED MEALS                                    MEAL           2         111        112       NUMERIC
HOMESRVS       HOMEMAKER SERVICES                            15 MINUTE UNIT           4         113        116       NUMERIC
MH_CM          MENTAL HEALTH CASE MANAGEMENT                 15 MINUTE UNIT           4         117        120       NUMERIC
SNF            NURSING FACILITY SERVICES- LONG-TERM                    DAYS           2         121        122       NUMERIC
NUTR_RRS       NUTRITIONAL ASSESSMENT/RISK REDUCTION         15 MINUTE UNIT           4         123        126       NUMERIC
               SERVICES
OT             OCCUPATIONAL THERAPY                          15 MINUTE UNIT           4         127        130       NUMERIC
PCS            PERSONAL CARE SERVICES                        15 MINUTE UNIT           4         131        134       NUMERIC
PERS_I         PERSONAL EMERGENCY RESPONSE                              JOB           2         135        136       NUMERIC
               SYSTEM INSTALLATION
PERS_M         PERSONAL EMERGENCY RESPONSE                              DAY           2         137        138       NUMERIC
               SYSTEM - MAINTENANCE
PEST_I         PEST CONTROL - INITIAL VISIT                             JOB           2         139        140       NUMERIC
PEST_M         PEST CONTROL - MAINTENANCE                             MONTH           1         141        141       NUMERIC
PT             PHYSICAL THERAPY                              15 MINUTE UNIT           4         142        145       NUMERIC
RISKREDU       PHYSICAL RISK ASSESSMENT AND                  15 MINUTE UNIT           4         146        149       NUMERIC
               REDUCTION
PRIVNURS       PRIVATE DUTY NURSING SERVICES                 15 MINUTE UNIT           4         150        153       NUMERIC
PT_R           REGISTERED PHYSICAL THERAPIST                          VISIT           2         154        155       NUMERIC
RSPTH          RESPIRATORY THERAPY                           15 MINUTE UNIT           4         156        159       NUMERIC
RESP_HM        RESPITE CARE - IN HOME                        15 MINUTE UNIT           4         160        163       NUMERIC
RESP_FAC       RESPITE CARE - FACILITY-BASED                           DAYS           2         164        165       NUMERIC
NURSE          SKILLED NURSING                                        VISIT           4         166        169       NUMERIC
SPTH           SPEECH THERAPY                                15 MINUTE UNIT           4         170        173       NUMERIC
TRANSPOR       TRANSPORTATION SERVICES (NOT                           TRIPS           3         174        176       NUMERIC
               INCLUDED IN ESCORT OR ADULT DAY
               HEALTH SERVICES)
OTH_UNIT       OTHER LTC SERVICE NOT LISTED (UNIT)               UNIT/VISIT           6         177        182       NUMERIC
DESCR_1        DESCRIPTION OF OTHER LTC SERVICE                                      35         183        217          TEXT
OTH_$$         OTHER LTC SERVICE NOT LISTED                     AMOUNT PAID           6         218        223       NUMERIC
               (AMOUNT)
DESCR_2        DESCRIPTION OF OTHER LTC SERVICE                                      35         224        258          TEXT

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 8 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT
FEBRUARY 2003

FILE 2: ACUTE CARE SERVICES

                                                                                         FIELD     START
CODE  FIELD NAME                 DESCRIPTION                    UNIT OF MEASUREMENT     LENGTH      COL.    END COL.  TEXT/NUMERIC
----  ----------    -------------------------------------       -------------------     ------     -----    --------  ------------
      ACUTE         DESCRIPTION                                  UNITS OF SERVICE/
      SERVICES                                                                COST
      SSN           Social Security Number (left justify)               000000000          9          1          9      Numeric
      MEDICAID      Medicaid ID Number                                 0000000000         10         10         19      Numeric
      MONTH         Report Month                                           MMYYYY          6         20         25      Numeric
      CLINIC        Clinic Services                                         Visit          2         26         27      Numeric
      CLINIC$$      Clinic Services Costs                                   Visit          2         28         29      Numeric
      DENTAL        Dental Services                                         Visit          6         30         35      Numeric
      DENTAL$$      Dental Services Costs                             Amount Paid          6         36         41      Numeric
      DIALYSIS      Dialysis Center                                         Visit          2         42         43      Numeric
      DIALYS$$      Dialysis Center Costs                             Amount Paid          6         44         49      Numeric
      ER            Emergency Room Services                                 Visit          2         50         51      Numeric
      ER_$$         Emergency Room Services Costs                     Amount Paid          6         52         57      Numeric
      FQHC          FQHC Services                                           Visit          2         58         59      Numeric
      FQHC_$$       FQHC Services Costs                               Amount Paid          6         60         65      Numeric
      HEAR          Hearing Services Including bearing                Amount Paid          6         66         71      Numeric
                    aids
      INPTSVS       Inpatient Hospital Services                               Day          3         72         74      Numeric
      INPTSV$$      Inpatient Hospital Services Costs                 Amount Paid          6         75         80      Numeric
      LAB           Independent Laboratory or                         Amount Paid          6         81         86      Numeric
                    Portable X-ray Services
      ARNP          Nurse Practitioner Services                             Visit          2         87         88      Numeric
      ARNP_$$       Nurse Practitioner Services Costs                 Amount Paid          6         89         94      Numeric
      RX_$$         Pharmaceuticals                                   Amount Paid          6         95        100      Numeric
      PA            Physical Assistant                                      Visit          2        101        102      Numeric
      PA_$$         Physical Assistant Costs                          Amount Paid          6        103        108      Numeric
      MD            Physician Services                                      Visit          2        109        110      Numeric
      MD_$$         Physician Services Costs                          Amount Paid          6        111        116      Numeric
      OUTPT         Outpatient Hospital Services                        Encounter          3        117        119      Numeric
      OUTPT_$$      Outpatient Hospital Services Costs                Amount Paid          6        120        125      Numeric
      PODIATRY      Podiatry                                                Visit          2        126        127      Numeric
      PODIAT$$      Podiatry Costs                                    Amount Paid          6        128        133      Numeric
      RURAL         Rural Health Services                                   Visit          2        134        135      Numeric
      RURAL$$       Rural Health Services Costs                       Amount Paid          6        136        141      Numeric
      SNFREHA$      Skilled nursing facility                          Amount Paid          6        142        147      Numeric
                    services-rehabilitation**
      EYE_$$        Visual Services including eyeglasses              Amount Paid          6        148        153      Numeric
      OTH_UNIT      Other Acute Service not listed (unit)             Unit/ Visit          6        154        159      Numeric
      DESCR_1       Description of other Acute service                                    35        160        194         Text
      OTH_$$        Other Acute service not listed (amount)           Amount Paid          6        195        200      Numeric
      DESCR_2       Description of other Acute service                                    35        201        235         Text

** Medicare Crossovers

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 9 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE        MEDICAID HMO CONTRACT
FEBRUARY 2003

41.  Attachment I, Section 70.1, Agency Contract Management, is amended to read:

         The Division of Medicaid within the agency shall be responsible for management of the contract. All statewide policy decision making or contract interpretation shall be made by the Division of Medicaid. In addition, the Division of Medicaid shall be responsible for the interpretation of all federal and state laws, rules and regulations governing or in any way affecting this contract. Management shall be conducted in good faith with the best interest of the state and the recipients it serves being the prime consideration. The agency shall provide final interpretation of general Medicaid policy. When interpretations are required, the plan shall submit written requests to the agency.

         The terms of this contract do not limit or waive the ability, authority or obligation of the Office of Inspector General, Bureau of Medicaid Program Integrity, its contractors, or other duly constituted government units (state or federal) to audit or investigate matters related to, or arising out of this contract.

42.  Attachment I, Section 70.10, Disputes, is amended to read:

         Any disputes which arise out of or relate to this contract shall be decided by the agency's Division of Medicaid which shall reduce the decision to writing and serve a copy on the plan. The written decision of the agency's Division of Medicaid shall be final and conclusive. The Division will render its final decision based upon the written submission of the plan and the agency, unless, at the sole discretion of the Division director, the Division allows an oral presentation by the plan and the agency. If such a presentation is allowed, the information presented will be considered in rendering the Division's decision. Should the plan challenge an agency decision through arbitration as provided below, the action shall not be stayed except by order of an arbitrator. Thereafter, a plan shall resolve any controversy or claim arising out of or relating to the contract, or the breach thereof, by arbitration. Said arbitration shall be held in the City of Tallahassee, Florida, and administered by the American Arbitration Association in accordance with its applicable rules and the Florida Arbitration Code (Chapter 682, F.S.). Judgment upon any award rendered by the arbitrator may be entered by the Circuit Court in and for the Second Judicial Circuit, Leon County, Florida. The chosen arbitrator must be a member of the Florida Bar actively engaged in the practice of law with expertise in the process of deciding disputes and interpreting contracts in the health care field. Any arbitration award shall be in writing and shall specify the factual and legal bases for the award. Either party may appeal a judgment entered pursuant to an arbitration award to the First District Court of Appeal. The parties shall bear their own costs and expenses relating to the preparation and presentation of a case in arbitration. The arbitrator shall award to the prevailing party all administrative fees and expenses of the arbitration, including the arbitrator's fee. This contract with numbered attachments represents the entire agreement between the plan and the agency with respect to the subject matter in it and supersedes all other contracts between the parties when it is duly signed and authorized by the plan and the agency. Correspondence and memoranda of understanding do not constitute part of this contract. In the event of a conflict of language between the contract and the attachments, the provisions of the contract shall govern. However, the agency reserves the right to clarify any contractual relationship in writing with the concurrence of the plan and such clarification shall govern. Pending final determination of any dispute over an agency decision, the plan shall proceed diligently with the performance of the contract and in accordance with the agency's Division of Medicaid direction.

43.  Attachment I, Section 70.17, Sanctions, d. is amended to read:

         Imposition of a fine for violation of the contract with the agency, pursuant to Section 409.912(20), F.S. With respect to any nonwillful violation, such fine shall not exceed $2,500 per violation. In no event shall such fine exceed an aggregate amount of $10,000 for all nonwillful violations arising out of the same action. With respect to any knowing and willful violation of Section 409.912, F.S. or the contract with the agency, the agency may impose a fine upon the entity in an amount not to exceed $20,000 for each such violation. In no event shall such fine exceed an aggregate amount of $100,000 for all knowing and willful violations arising out of the same action.

44.  Attachment I, Section 80.7, Overpayments, is deleted.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 10 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE        MEDICAID HMO CONTRACT
FEBRUARY 2003

45.  Attachment I, Section 110.4, paragraph 6.B, is amended to read:

     B. Forward any unresolved concerns involving the HMO and the CHD to the Division of Medicaid.

46. This amendment shall begin on April 1, 2003, or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 11 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.,                    STATE OF FLORIDA, AGENCY FOR
d/b/a HEALTHEASE                                HEALTH CARE ADMINISTRATION

SIGNED                                          SIGNED
BY:___________________________                  BY:_________________________

NAME:_________________________                  NAME: Rhonda Medows, M.D., FAAFP

TITLE:________________________                  TITLE: Secretary

DATE:_________________________                  DATE:_______________________

FEDERAL ID NUMBER:

__________________________

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 11 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE          MEDICAID HMO CONTRACT
FEBRUARY 2003

44.  Attachment I, Section 80.7, Overpayments, is deleted.

45.  Attachment I, Section 110.4, paragraph 6.B. is amended to read:

     B. Forward any unresolved concerns involving the HMO and the CHD to the Division of Medicaid

46. This amendment shall begin on April 1, 2003, or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 11 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.,                  STATE OF FLORIDA, AGENCY FOR
d/b/a HEALTHEASE                              HEALTH CARE ADMINISTRATION

SIGNED                                        SIGNED
BY: /s/ Todd S. Farha                         BY: /s/ Rhonda Medow, M.D., FAAFP
    ----------------------                        ------------------------------

NAME: Todd S. Farha                           NAME: Rhonda Medows, M.D., FAAFP

TITLE:   CEO                                  TITLE: Secretary

DATE.    4/30/03                              DATE: 5/21/03

FEDERAL ID NUMBER:
    59-3646690

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 005, PAGE 11 OF 11

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

                             AHCA CONTRACT NO. FA305
                                AMENDMENT NO. 006

     THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., d/b/a HealthEase, hereinafter referred to as the "plan," is hereby amended as follows:

1. Attachment I, Section 10.3, Ineligible Recipients, subsection f. is amended to read:

     f. Medicaid eligible beneficiaries who have other creditable health care coverage like CHAMPUS or a private HMO.

2.   Attachment I, Section 10.8.6, Hearing Services, is amended to read:

     10.8.6    HEARING SERVICES

     These services include a hearing evaluation, diagnostic testing and selective amplification procedures necessary to certify an individual for a hearing aid device, and fitting and dispensing of hearing aids and repair services as specified in the Medicaid Hearing Coverage and Limitations Handbook. Medical and surgical treatment for hearing disorders is part of physician services.

3. Attachment I, Section 10.10, Incentive Programs, is amended by a new subsection d. Former subsection d. becomes subsection e.

     d. The plan may offer an Agency-approved program for pregnant women in order to encourage the commencement of prenatal care visits in the first trimester of pregnancy and successful completion of prenatal and post-partum care to promote early intervention and prenatal care to decrease infant mortality and low birth weight and to enhance healthy birth outcomes. The program may include the provision of maternity and health-related items and education as an incentive. The request for approval must contain a detailed description of the program and its mission.

4. Attachment I, Section 20.1, Availability/Accessibility of Services, is amended by a third and fourth paragraph to read:

     If the plan is unable to provide medically necessary services covered under the contract to a particular beneficiary, the plan must adequately and timely cover these services outside of the network for the beneficiary for as long as the plan is unable to provide them.

     The plan must require out-of-network providers to coordinate with respect to payment and must ensure that cost to the beneficiary is no greater than it would be if the covered services were furnished within the network.

5. Attachment I, Section 20.2, Minimum Standards, is amended by a new subsection h. Former subsections h., i. and j. remain unchanged and are renamed consecutively.

     h. By October 1, 2003, at least one pediatrician or one county health department, a federally qualified health center, or a rural health clinic within 30 minutes of typical travel time, providing care or coverage on a 24 hours a day, 7 days a week basis. The Agency may waive this requirement in writing for rural areas and where there are no pediatricians, county health departments, federal qualified health centers, or rural health clinics within 30 minutes of typical travel time.

6. Attachment I, 20.8, Case Management/Continuity of Care, is amended by new subsection f. Former subsection f. becomes subsection g.

     f. Coordination of services the plan furnishes to the beneficiary with services the beneficiary receives from any other managed care entity during the same period of enrollment.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 1 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

7. Attachment I, is amended by new Section 20.8.13, Individuals with Special Health Care Needs, as follows:

     20.8.13 INDIVIDUALS WITH SPECIAL HEALTH CARE NEEDS

     The plan shall implement mechanisms for identifying, assessing and ensuring the existence of a treatment plan for individuals with special health care needs, as specified in Section 20.12, Quality Improvement.

     The plan shall implement procedures to deliver primary care to and coordinate health care service for all beneficiaries. These procedures must meet the following requirements:

     a. Ensure that each beneficiary has an ongoing source of primary care appropriate to his/her needs and a person or entity formally designated as primarily responsible for coordinating the health care services furnished to the beneficiary.

     b. Coordinate the services the plan furnishes to the beneficiary with the services the beneficiary receives from any other managed care entity during the same period of enrollment.

     c. Share with other managed care organizations serving the beneficiary with special health care needs the results of its identification and assessment of that beneficiary's needs to prevent duplication of those activities.

     d. Ensure that in the process of coordinating care, each beneficiary's privacy is protected in accordance with the privacy requirements in 45 CFR Part 160 and 164 Subparts A and E, to the extent that they are applicable.

8. Attachment I, Section 20.11, Grievance System Requirements, introduction and subsection a. are amended to read:

     The plan shall refer all members and providers who are dissatisfied with the plan to the grievance coordinator for the appropriate follow-up and documentation in accordance with approved grievance procedures. The plan shall develop and implement grievance procedures, subject to Agency written approval, prior to implementation. The grievance procedures shall meet the requirements of Section 641.511, F.S., and the following policies and guidelines:

     Ensure that the individuals who make decisions on grievances and appeals are individuals who were not involved in any previous level of review or decision-making and who are health care professionals having the appropriate clinical expertise, as determined by the Agency, in treating the beneficiary's condition or disease if deciding any of the following:

     An appeal of a denial that is based on lack of medical necessity.

     A grievance regarding denial of expedited resolution of an appeal.

     A grievance or appeal that involves clinical issues.

9. Attachment I, Section 20.11, Grievance System Requirements, subsection f. is amended to read:

     f. The plan shall offer to meet with the complainant during the formal grievance process. The location of the meeting shall be at the administrative offices of the plan within the service area or at a location within the service area which is convenient to the complainant. The plan shall give reasonable assistance in completing forms and taking other procedural steps. This includes but is not limited to providing interpreter services and toll-free numbers that have adequate TTY/TTD and interpreter capability.

10.  Attachment I, Section 20.11, Grievance System Requirements, subsection i.
1. is amended to read:

     1. A notice of the right to appeal upon completion of the full grievance procedure and supply the Agency with a copy of the final decision letter. In addition, for expedited grievances, the plan shall provide the complainant notice of the right to appeal immediately upon request.

         The process for appeals must:

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 2 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

         Acknowledge receipt of a grievance or appeal. Provide that a record of oral inquiries seeking to appeal an action shall be maintained and include date of inquiry, name, and nature of appeal. Upon receipt of a written and signed appeal, the plan shall process the appeal for resolution using the date of the oral inquiry as the date of receipt. The terms "appeal" and "action" are defined in 42 CFR 438.400.

         Provide the beneficiary a reasonable opportunity to present evidence and allegations of fact or law in person as well as in writing. The plan must inform the beneficiary of the limited time available for this in the case of expedited resolution.

         Provide the beneficiary and his or her representative opportunity before and during the appeals process to examine the beneficiary's case file, including medical records and any other documents and records considered during the appeals process.

         Include as parties to the appeal the beneficiary and his or her representative, or the legal representative of a deceased beneficiary's estate.

11. Attachment I, Section 20.12, Quality Improvement, subsection c. is amended to read:

     c. At least three Agency-approved quality-of-care studies must be performed by the plan. The plan shall provide notification to the agency prior to implementation of any quality-of-care study to be performed. The notification shall include the general description, justification, and methodology for each study. The plan shall report quarterly to the agency the results and corrective action to be implemented to improve outcomes for three of these studies within 30 days of the reporting quarter. Each study shall have been through the plan's quality process, including reporting and assessments by the quality committee and reporting to the board of directors.

         Pursuant to 42 CFR 438.240, the projects shall focus on clinical and nonclinical areas. These projects must be designed to achieve, through ongoing measurements and intervention, significant improvement, sustained over time, in clinical care and nonclinical care areas that are expected to have a favorable effect on health outcomes and enrollee satisfaction. Each performance improvement project must be completed in a reasonable time period so as to generally allow information on the success of performance improvement projects in the aggregate to produce new information on quality of care every year. The Centers for Medicare and Medicaid Services, in consultation with states and other stakeholders, may specify performance measures and topics for performance improvement projects. The quality-of-care studies shall:

         1. Target specific conditions and specific health service delivery issues for focused individual practitioner and system-wide monitoring and evaluation.

         2. Use clinical care standards or practice guidelines to objectively evaluate the care the entity delivers or fails to deliver for the targeted clinical conditions.

         3. Use quality indicators derived from the clinical care standards or practice guidelines to screen and monitor care and services delivered.

         4.   Implement system interventions to achieve improvement in quality.

         5.   Evaluate the effectiveness of the interventions.

         6 Plan and initiate activities for increasing or sustaining improvement.

         7. Monitor the quality, appropriateness and effectiveness of enrollee home and community based services for those plans containing a frail/elderly component. The studies must include quarterly reviews of long-term care records of enrollees who have received services during the previous quarter. Review elements include management of diagnosis, appropriateness and timeliness of care, comprehensiveness of compliance with the plan of care and evidence of special screening for, and monitoring of, high-risk persons and conditions. The plan's selection of a condition and issues to study should be based on member profile data.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 3 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     The plan's quality improvement information shall be used in such processes as recredentialing, recontracting, and annual performance ratings of individuals. It shall also be coordinated with other performance monitoring activities, including utilization management, risk management, and resolution and monitoring of member grievances. There shall also be a link between other management activities such as network changes, benefits redesign, medical management systems (e.g., precertification), practice feedback to physicians, patient education, and member services.

     The plan's quality improvement program shall have a peer review component with the authority to review practice methods and patterns of individual physicians and other health care professionals, morbidity/mortality, and all grievances related to medical treatment; evaluate the appropriateness of care rendered by professionals; implement corrective action when deemed necessary; develop policy recommendations to maintain or enhance the quality of care provided to Medicaid enrollees; conduct a review process which includes the appropriateness of diagnosis and subsequent treatment, maintenance of medical records requirements, adherence to standards generally accepted by professional group peers, and the process and outcome of care; maintain written minutes of the meetings; receive all written and oral allegations of inappropriate or aberrant service; and educate beneficiaries and staff on the role of the peer review authority and the process to advise the authority of situations or problems.

12.  Attachment I, Section 20.12, Quality Improvement, is amended by subsection
d. as follows:

     d. Pursuant to 42 CFR 438.208(c)(1), the plan shall implement mechanisms to identify persons with special health care needs, as those persons are defined by the Agency,

13. Attachment I, Section 20.15, Quality and Performance Measures Review, first and second paragraph is amended to read:

     20.15  QUALITY AND PERFORMANCE MEASURES REVIEW

     Quality and performance measures reviews shall be performed at least once annually, at dates to be determined by the agency or as otherwise specified by this contract. During state fiscal year 2003-2004, the Agency, in conjunction with Medicaid managed care plans, will design and implement an enhanced quality assurance system to provide for the delivery of quality care with the primary goal of improving the health status of enrollees. The design could include but may not be limited to reviewing CHCUP rates, a selection of the required reporting measures, and the results of each plan's performance improvement projects. This collaborative initiative may involve meetings and conference calls.

     If CAHPS, the AHCA quality indicators, the annual medical record audit or the external quality review indicate that the plan's performance is not acceptable, then the agency may restrict the plan's enrollment activities including but not limited to termination of mandatory assignments.

14. Attachment I. Section 30.2.1, Prohibited Activities, subsection d. is amended to read:

     d. In accordance with Section 409.912(19), F.S., granting or offering of any monetary or other valuable consideration for enrollment, except as authorized by Section 409.912(22), F.S.

15.  Attachment I, Section 30.6, Enrollment, subsection b. last paragraph:

     b. New eligibles and existing beneficiaries subject to open enrollment who change from their current Medicaid managed health care plan shall remain enrolled in their plan for 12 months. Additionally, beneficiaries who are reinstated or regain eligibility within 60 days of their 12 month enrollment period shall remain "locked-in" until the date for the next open enrollment period. Members that move to a new county shall remain a member of their current plan if the plan operates in the new county. Beneficiaries will only be allowed to disenroll from plans outside of the annual open enrollment period if they meet a "good cause change" reason. The agency shall forward to the plan the open enrollment status of the plan's current enrollees monthly.

16. Attachment I, Section 30.7, Member Notification, introductory paragraph is amended to read:

     The plan shall develop and implement written enrollment procedures which shall be used to notify all new plan members of enrollment with the plan. The plan must give each beneficiary written notice of any change in the

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 4 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     information required by this section, 42 CFR 438.10(f)(6), and 42 CFR 438.10(g) and (h), at least 30 days before the intended effective date of the change.

17.  Attachment I, Section 30.7.1, Member Services Handbook, is amended to read:

     The member services handbook shall include the following information: Terms and conditions of enrollment including the reinstatement process; a description of the open enrollment process; description of services provided, including limitations and general restrictions on provider access, exclusions and out-of-plan use; procedures for obtaining required services, including second opinions; the toll-free telephone number of the statewide Consumer Call Center; emergency services and procedures for obtaining services both in and out of the plan's service area; procedures for enrollment, including member rights and procedures; grievance procedures; member rights and procedures for disenrollment; procedures for filing a "good cause change" request, including the Agency's toll-free telephone number for the enrollment and disenrollment services contractor; information regarding newborn enrollment, including the mother's responsibility to notify the plan and the mother's DCF caseworker of the newborn's birth and assignment of pediatricians and other appropriate physicians; member rights and responsibilities; information on emergency transportation and non-emergency transportation, counseling and referral services available under the plan and how to access these; information that interpretation services and alternative communication systems are available, free of charge, for all foreign languages, and how to access these services; information that post-stabilization services are provided without prior authorization; information that services will continue upon appeal of a suspended authorization and that the beneficiary may have to pay in case of an adverse ruling; information regarding the health care advance directives pursuant to Chapter 765, F.S., 42 CFR 422.128; and information that beneficiaries may obtain from the plan information regarding quality performance indicators, including aggregate beneficiary satisfaction data.

18. Attachment I, Section 30.8, Enrollment Reinstatements, first paragraph, is amended to read:

     Pre-enrollment applications and new member materials are not required for a former member who was disenrolled because of the loss of Medicaid eligibility and who regains his/her eligibility within 60 days and is automatically reinstated as a plan member. In addition, unless requested by the beneficiary, pre-enrollment and new member materials are not required for a former member subject to open enrollment who was disenrolled because of the loss of Medicaid eligibility, who regains his/her eligibility within 6 months of his/her managed care enrollment, and is reinstated as a plan member by the agency's enrollment and disenrollment services contractor. The plan is responsible for assigning all reinstated beneficiaries to the primary care physician who was treating them prior to loss of eligibility, unless the beneficiary specifically requests another primary care physician, the primary care physician no longer participates in the plan or is at capacity, or the member has changed geographic areas. A notation of the effective date of the reinstatement is to be made on the most recent application or conspicuously identified in the member's administrative file. Beneficiaries who were previously enrolled in a managed care plan and lose eligibility and regain eligibility after 60 days will be treated as new eligibles.

19. Attachment I, Section 30.12.1, Voluntary Disenrollments, is amended by subsections f. and g. as follows:

     A beneficiary may request disenrollment as follows:

     1.  For good cause, at any time.

     2.  Without cause, at the following times:

         (a) During the 90 days following the beneficiary's initial enrollment or the date the Agency sends the beneficiary notice of the enrollment, whichever is later.

         (b) At least every 12 months thereafter.

         (c) Upon enrollment reinstatement according to Section 30.8, Enrollment Reinstatements, of this contract, if the temporary loss of Medicaid eligibility has caused the beneficiary to miss the annual disenrollment opportunity.

         (d) When the Agency grants the beneficiary the right to terminate enrollment without cause as an intermediate sanction specified in 42 CFR 438.702(a)(3).

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 5 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     If a disenrollment request is not reviewed by the Agency within the time frames specified in this section, the disenrollment is considered approved.

20. Attachment I, Section 30.12.2, Involuntary Disenrollments, subsection g. is amended to read:

     g. The following are unacceptable reasons for the plan, on its own initiative, to request disenrollment of a member: pre-existing medical condition, changes in health status, volume of utilization, and periodically missed appointments.

21. Attachment 1 is amended by new Section 40.14, Certification of Reported Data. Subsequent sections are renumbered.

     40.14   CERTIFICATION OF REPORTED DATA

     Data reported as provided in Section 60.0, Reporting Requirements, and data specified in 42 CFR 438.604, must be certified by one of the following: the plan's chief executive officer, the chief financial officer, or an individual who has delegated authority to sign for and who reports directly to the plan's chief executive officer or chief financial officer.

     Based on best knowledge, information, and belief, the certification must attest to the accuracy, completeness, and truthfulness of the data and of the documents specified by the Agency. The plan must submit the certification concurrently with the certified data.

22. Attachment I, Section 60.2, HMO Reporting Requirements, first paragraph is amended to read:

     The plan is responsible for complying with all the reporting requirements established by the Agency. All reports identified in Table 1 of Section
     60.0 that are subject to the federal HIPAA regulations must be in compliance as of October 16, 2003. The plan is responsible for assuming the accuracy and completeness of the reports as well as the timely submission of each report. Before October 1 of each contract year, the plans shall deliver to the Agency a certification by an Agency approved independent auditor that the CHCUP screening rate report in Table 1 has been fairly and accurately presented. in addition, the plans shall deliver to the Agency a certification by an Agency approved independent auditor that the quality indicator data reported for the previous calendar year have been fairly and accurately presented before October 1. If a reporting due date falls on a weekend, the report will be due to the Agency on the following Monday. The Agency will furnish the plan with the appropriate reporting formats, instructions, submission timetables and technical assistance as required. When Agency payments to a plan are based on data submitted by the plan, the Agency requires certification of the data as provided in 42 CFR 438.606.

     The data that must be certified include but are not limited to enrollment information, encounter data, and other information required by the Agency and contained in contracts, proposals, and related documents. Certification is required, as provided in Section 42 CFR 438.606, for all documents specified by the Agency.

23. Attachment I, Section 60.2, HMO Reporting Requirements, third paragraph is deleted and replaced by the following:

     Beginning July 1, 2003, the reporting of pharmacy data (as defined in Section 60.2.8) will be discontinued for the remainder of the contract term. As of October 16, 2003, inpatient data can no longer be transmitted directly to the Bureau of Managed Health Care, as defined in Section
     60.2.7. Instead, these data records must be submitted to the fiscal agent's State Healthcare Clearinghouse. The inpatient data records must conform to the HIPAA X12N837I (inpatient) encounter transaction requirements. The Agency is currently preparing model HIPAA encounter transactions for inpatient data. These model examples along with Medicaid compliance guidelines will be made available to the plans.

     The Agency will establish a Medicaid comprehensive managed care encounter information system in fiscal year 2004/05. Fiscal year 2003/04 will be used for needs assessment, design/testing, and other related tasks towards the creation of this information system. This effort will be performed in collaboration with the Agency, the plans, and other relevant parties. The plan must be able to submit all data, meet all the requirements, and be certified by the Agency by June 30, 2004, in order to be considered as 2004-2006 contractor.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 6 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

24. Attachment I, Section 60.2.7, Inpatient Discharge Report (H***YYQ*.dbf), second paragraph, is amended to read:

     Until October 15, 2003, a DBF file with the following record layout will be submitted to the Agency for Health Care Administration via Internet e-mail to MMCDATA@,FDHC.STATE.FL.US or on a high density 3.5" diskette (IBM compatible, 1.44 Mb) quarterly within 30 calendar days following the end of the reported quarter. Beginning October 16, 2003, these data records must be submitted to the fiscal agent's State Healthcare Clearinghouse. Additionally, the plan must submit to the fiscal agent monthly the number of inpatient days used by an enrollee and paid by the plan as described in
     Section 60.2.1, Enrollment, Disenrollment, and Cancellation Report for Payment.

25. Attachment I, Section 70.18, Subcontracts, first paragraph is amended to read:

     The plan is responsible for all work performed under this contract, but may, with the written approval of the Agency, enter into subcontracts for the performance of work required under this contract. All subcontracts must comply with 42 CFR 438.230. All subcontracts and amendments executed by the plan must meet the following requirements and all model provider subcontracts must be approved, in writing, by the Agency in advance of implementation. All subcontractors must be eligible for participation in the Medicaid program; however, the subcontractor is not required to participate in the Medicaid program as a provider. The Agency encourages use of minority business enterprise subcontractors. Subcontracts are required with all major providers of services including all primary care sites.

26. Attachment I, Section 70.18, Subcontracts, subsection a. 5. is amended to read:

     5. Physician incentive plans must comply with 42 CFR 417.479,42 CFR 438.6(h), 42 CFR 422.208 and 42 CFR 422.210. Plans shall make no specific payment directly or indirectly under a physician incentive plan to a physician or physician group as an inducement to reduce or limit medically necessary services furnished to an individual enrollee. Incentive plans must not contain provisions which provide incentives, monetary or otherwise, for the withholding of medically necessary care.

27.  Attachment I, Section 70.18, Subcontracts, is amended by new subsection d.
     12. as follows:

     12. Provide for revoking delegation or imposing other sanctions if the subcontractor's performance is inadequate.

28. Attachment 1, Section 80.1, Payment to Plan by Agency, subsection a. is amended to read:

     a. Until December 31, 2003, the plan may submit one fee-for-service claim for each member who receives an adult health screening or a Child Health Check-Up from a Medicaid enrolled provider within three (3) months of the member's enrollment.

29. Attachment I, Section 80.1, Payment to Plan by Agency, subsection c. is amended to read:

     c. The capitation rates to be paid are developed using historical rates paid by Medicaid fee-for-service for similar services in the same geographic area, adjusted for inflation, where applicable and in accordance with 42 CFR 438.6(c).

30. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Tables 1, 2, and 3 are amended as shown below:

       Table 1               Enrollment Levels

 County                          Maximum Enrollment Level
 ------                          ------------------------
ALACHUA                                     0
BAKER                                       0
BAY                                         0
BRADFORD                                    0
BREVARD                                12,000
BROWARD                                13,500
CALHOUN                                   500

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 7 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

CHARLOTTE                                                   0
CITRUS                                                  3,000
CLAY                                                    3,200
COLLIER                                                     0
COLUMBIA                                                    0
DADE                                                   18,000
DESOTO                                                      0
DIXIE                                                       0
DUVAL                                                  38,000
ESCAMBIA                                               18,000
FRANKLIN                                                  250
GADSDEN                                                 3,500
GILCHRIST                                                   0
GULF                                                        0
HARDEE                                                      0
HERNANDO                                                    0
HIGHLANDS                                               3,000
HILLSBOROUGH                                           15,000
HOLMES                                                      0
JEFFERSON                                               1,000
LAKE                                                    6,000
LEE                                                         0
LEON                                                    6,000
LEVY                                                        0
LIBERTY                                                   400
MADISON                                                 1,000
MANATEE                                                 5,000
MARION                                                 10,000
MARTIN                                                  4,000
NASSAU                                                      0
OKALOOSA                                                    0
OKEECHOBEE                                                  0
ORANGE                                                 18,000
OSCEOLA                                                 6,000
PALM BEACH                                              9,000
PASCO                                                   6,000
PINELLAS                                                9.000
POLK                                                    8,000
PUTNAM                                                  3,000
ST. JOHNS                                                   0
SANTA ROSA                                              4,000
SARASOTA                                                3,000
SEMINOLE                                                4,000
SUMTER                                                      0
SUWANNEE                                                    0
TAYLOR                                                      0
UNION                                                       0
VOLUSIA                                                11,000
WALTON                                                      0
WAKULLA                                                 1,000
WASHINGTON                                                  0

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 8 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

Table 2

Area Wide Age-Banded Capitation Rates for all Agency Areas of the State other than Agency Areas 1 and 6.

 Area 02
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      261.37  63.85  40.12      45.30       96.55            112.57          174.16           264.02   264.02
SSI/No/ Medicare  1619.97 296.66 159.40     167.38      167.38            505.54          505.54           516.95   518.95
SSI/Part B         281.25 281.25 281.25     261.25      281.25            261.25          281.25           281.25   281.25
SSI/Part A & B     278.71 278.71 278.71     278.71      278.71            278.71          278.71           278.71   196.73

Area 03
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      305.78  75.13  47.68      53.83      116.09            133.55          205.99           313.63   313.63
SSI/No Medicare   1720.66 318.02 170.52     178.31      176.81            540.00          540.00           554.27   554.27
SSI/Part B         286.46 286.46 286.46     286.46      286.46            286.46          286.46           286.46   286.46
SSI/Part A & B     258.46 258.46 258.46     258.46      258.46            258.46          258.46           258.46   182.71

Area 04
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      270.31  66.66  42.38      47.99      103.04            118.93          183.04           279.28   279.28
SSI/No Medicare   1587.11 292.82 156.67     164.53      164.53            496.79          496.79           510.11   510.11
SSI/Part B         247.29 247.29 247.29     247.29      247.29            247.29          247.29           247.29   247.29
SSI/Part A & B     262.19 262.19 262.19     262.19      262.19            262.19          262.19           262.19   185.23

Area 05
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      284.82  69.37  44.29      50.06      108.08            124.17          191.63           291.66   291.66
SSI/No Medicare   1625.98 299.92 159.96     167.94      167.94            507.79          507.79           521.21   521.21
SSI/Part B         214.75 214.75 214.75     214.75      214.75            214.75          214.75           214.75   214.75
SSI/Part A & B     272.08 272.08 272.08     272.08      272.08            272.08          272.08           272.08   192.15

Area 07
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      279.09  68.63  43.55      49.34      106.06            122.13          188.27           286.92   286.92
SSI/No Medicare   1583.14 292.43 157.12     164.73      164.73            497.77          497.77           510.22   510.22
SSI/Part B         264.13 264.13 264.13     264.13      264.13            264.13          264.13           264.13   264.13
SSI/Part A & B     256.66 256.66 256.66     256.66      256.66            256.66          256.66           256.66   181.25

Area 08
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      260.49  64.06  40.70      46.02       99.10            114.14          175-80           267.92   267.92
SSI/No Medicare   1609.24 297.43 159.65     167.50      167.50            505.94          505.94           519.02   519.02
SSI/Part B         250.18 250.18 250.18     250.18      250.18            250.18          250.18           250.18   250.18
SSI/Part A & B     250.37 250.37 250.37     250.37      250.37            250.37          250.37           250.37   176.99

Area 09
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      278.38  68.45  43.40      49.11      105.75            121.61          187.61           285.60   285.60
SSI/No Medicare   1794.62 331.89 178.53     187.44      187.44            565.53          565.53           580.02   580.02
SSI/Part B         249.82 249.82 249.62     249.82      249.82            249.82          249.82           249.82   249.82
SSI/Part A & B     286.54 286.54 286.54     286.54      286.54            286.54          286.54           286.54   202.32

Area 10
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      292.16  71.92  45.80      51.82      111.20            128.26          197.51           301.16   301.16
SSI/No  Medicare  2164.51 399.92 214.82     225.57      225.57            680.72          680.72           697.90   697.90
SSI/Part B         265.58 265.58 265.58     265.58      265.58            265.58          265.58           265.58   265.58
SSI/Part A & B     315.61 315.61 315.61     315.61      315.61            315.61          315.61           315.61   223.03

Area 11
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      347.80  85.42  54.01      61.05      131.92            151.17          233.47           354.42   354.42
SSI/No Medicare   2347.59 437.05 233.38     245.59      245.59            744.88          744.88           760.71   760.71
SSI/Part B         423.63 423.63 423.63     423.63      423.63            423.63          423.63           423.63   423.63
SSI/Part A & B     364.81 364.81 364.81     364.81      364.81            364.81          364.81           364.81   254.29

Table 3

Areas 1 and 6 Age Banded Capitation Rates Including Community Mental Health and Mental Health Targeted Case Management.

Area 01
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64       65+
TANF/FC/SOBRA      261.39  64.67  46.99      51.15      104.40            114.84          176.43           268.09   268.09
SSI/No Medicare   1619.99 303.92 213.49     207.12      207.12            548.33          548.33           543.24   543.24
SSI/Part B         288.06 288.06 288.06     288.06      288.06            288.06          288.06           288.06   288.06
SSI/Part A & B     298.23 298.23 298.23     298.23      298.23            298.23          298.23           298.23   298.23

Area 06
                  <1 year    1-5   6-13   14-20 Male  14-20 Female      21-54 Male      21-54 Female        55-64        65+
TANF/FC/SOBRA      280.20  71.58  60.20      66.25      123.28            125.59          192.18           291.84    291.84
SSI/No Medicare   1487.89 291.26 242.50     195.74      195.74            524.32          524.32           508.73    508.73
SSI/Part B         240.14 240.14 240.14     240.14      240.14            240.14          240.14           240.14    240.14
SSI/Part A & B     259.32 259.32 259.32     259.32      259.32            259.32          259.32           259.32    184.52

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 9 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTH EASE             MEDICAID HMO CONTRACT

31. Attachment I, Section 100.0, Glossary, is amended by an additional definition to read:

     ACTION - 42 CFR 438.400 - 1. The denial or limited authorization of a requested service, including the type or level of service. 2. The reduction, suspension, or termination of a previously authorized service.
     3. The denial, in whole or in part, of payment for a service. 4. The failure to provide services in a timely manner, as defined by the state. 5. The failure of the plan to act within the timeframes provided in Sec. 438.408(b). 6. For a resident of a rural area with only one managed care entity, the denial of a Medicaid enrollee's request to exercise his or her right, under Sec, 438.52(b)(2)(ii), to obtain services outside the network.

     APPEAL - 42 CFR 438.400 - A request for review of action.

     INDIVIDUALS WITH SPECIAL HEALTH CARE NEEDS - November 6, 2000 Report to Congress - Individuals with special health care needs are adults and children who daily face physical, mental, or environmental challenges that place at risk their health and ability to fully function in society. They include, for example, individuals with mental retardation or related conditions; individuals with serious chronic illnesses such as Human Immunodeficiency Virus (HIV), schizophrenia, or degenerative neurological disorders; individuals with disabilities resulting from many years of chronic illness such as arthritis, individuals with disabilities from many years of chronic illness such as arthritis, emphysema or diabetes; and children and adults with certain environmental risk factors such as homelessness or family problems that lead to the need for placement in foster care.

32. This amendment shall begin on July 1, 2003, or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 10 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.,                  STATE OF FLORIDA, AGENCY FOR
d/b/a HealthEase                              HEALTH CARE ADMINISTRATION

SIGNED                                        SIGNED
BY: _______________________________           BY:_______________________________

NAME:______________________________           NAME: Rhonda Medows, M.D., FAAFP

TITLE:_____________________________           TITLE: Secretary

DATE:_______________________________          DATE:_____________________________

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 006, PAGE 10 OF 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

31. Attachment I, Section 100.0, Glossary, is amended to include additional definitions as follows:

     ACTION - 42 CFR 438.400 - 1. The denial or limited authorization of a requested service, including the type or level of service. 2. The reduction, suspension, or termination of a previously authorized service.
     3. The denial, in whole or in part, of payment for a service. 4. The failure to provide services in a timely manner, as defined by the state. 5. The failure of the plan to act within the timeframes provided in Sec. 438.408(b). 6. For a resident of a rural area with only one managed care entity, the denial of a Medicaid enrollee's request to exercise his or her right, under Sec. 438.52(b)(2)(ii), to obtain services outside the network.

     APPEAL - 42 CFR 438.400 - A request for review of action.

     INDIVIDUALS WITH SPECIAL HEALTH CARE NEEDS - November 6, 2000 Report to Congress - Individuals with special health care needs are adults and children who daily face physical, mental, or environmental challenges that place at risk their health and ability to fully function in society. They include, for example, individuals with mental retardation or related conditions; individuals with serious chronic illnesses such as Human Immunodeficiency Virus (HIV), schizophrenia, or degenerative neurological disorders; individuals with disabilities resulting from many years of chronic illness such as arthritis, individuals with disabilities from many years of chronic illness such as arthritis, emphysema or diabetes; and children and adults with certain environmental risk factors such as homelessness or family problems that lead to the need for placement in foster care.

32. This amendment shall begin on July 1, 2003, or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 10 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.,                    STATE OF FLORIDA, AGENCY FOR
d/b/a HealthEase                                HEALTH CARE ADMINISTRATION

SIGNED                                          SIGNED
BY: /s/ Todd S. Farha                           By:_____________________________
    ---------------------
NAME: Todd S. Farha                             NAME: Rhonda Medows, M.D., FAAFP

TITLE: Chief Executive Officer                  TITLE: Secretary

DATE: 7 /1/03                                   DATE:___________________________

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

            AHCA Contract No. FA305, Amendment No. 006, Page 10 of 10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

                             AHCA CONTRACT NO. FA305
                                AMENDMENT NO. 007

     THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., d/b/a HealthEase, hereinafter referred to as the "Provider," is hereby amended as follows:

1.   Attachment I, Section 10.1, General, third paragraph is amended to read:

     The plan shall comply with all Agency handbooks noticed in or incorporated by reference in rules relating to the provision of services set forth in Sections 10.4, Covered Services, and 10.5, Optional Services, except where the provisions of the contract alter the requirements set forth in the handbooks. In addition, the plan shall comply with the limitations and exclusions in the Agency handbooks unless otherwise specified by this contract. In no instance may the limitations or exclusions imposed by the plan be more stringent than those specified in the handbooks. Pursuant to 42 CFR 438.210(a), the plan must furnish services up to the limits specified by the Medicaid program. The plan may exceed these limits. However, service limitations shall not be more restrictive than the Florida fee-for-service program, pursuant to 42 CFR 438.210(a).

2. Attachment I, Section 10.10, incentive Programs, first paragraph is amended to read:

     The plan may offer incentives for members to receive preventive care services. The plan shall receive written approval from the Agency prior to the use of any special incentive items for members. Any incentive program offered must be provided to all eligible individuals and will not be used to direct individuals to select providers. Additionally, any limitations and requirements below apply to all incentive programs.

3. Attachment I, Section 20.1, Availability/Accessibility of Services, first paragraph, is amended to include the following:

     The plan must allow each enrollee to choose his or her health care professional, as defined in Section 100.0, Glossary, to the extent possible and appropriate.

     Each plan shall provide the Agency with documentation of compliance with access requirements no less frequently than the following:

     a.  At the time it enters into a contract with the Agency.

     b. At any time there has been a significant change in the plan's operations that would affect adequate capacity and services, including but not limited to:

         1. Changes in plan services, benefits, geographic service area, or payments.

         2.   Enrollment of a new population in the plan.

4. Attachment I, Section 20.3, Administration and Management, first paragraph is amended to read:

     The plan's governing body shall set policy and has overall responsibility for the organization. The plan shall be responsible for the administration and management of all aspects of this contract. Pursuant to 42 CFR 438.210(b)(2), the plan is responsible for ensuring consistent application of review criteria for authorization decisions and consulting with the requesting provider when appropriate. Any delegation of activities does not relieve the plan of this responsibility. This includes all subcontracts, employees, agents and anyone acting for or on behalf of plan. The plan must have written-policies and procedures for selection and retention of providers. These policies and procedures must not discriminate against particular providers that serve high-risk populations or specialize in conditions that require costly treatments.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 1 OF 17

HEALTHEASE of FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

5. Attachment I, Section 20.3, Administration and Management, is amended to include new paragraph f.

     f. Pursuant to 42 CFR 438.236(b), the plan shall adopt practice guidelines that meet the following requirements:

              Are based on valid and reliable clinical evidence or a consensus of health care professionals in the particular field;

              Consider the needs of the enrollees.

              Are adopted in consultation with contracting health care professionals.

              Are reviewed and updated periodically as appropriate.

         The plan shall disseminate the guidelines to all affected providers and, upon request, to enrollees and potential enrollees. The decisions for utilization management, enrollee education, coverage of services, and other areas to which the guidelines apply shall be consistent with the guidelines.

6. Attachment I, 20.4.1, Fraud Prevention Policies and Procedures, last paragraph is amended to read:

     The policies and procedures for fraud prevention shall provide for use of the List of Excluded Individuals and Entities (LEIE), or its equivalent, to identify excluded parties during the process of enrolling providers to ensure the plan providers are not in a non-payment status or excluded from participation in federal health care programs under section 1128 or section 1128A of the Social Security Act. The plan must not employ or contract with excluded providers and must terminate providers if they become excluded.

7. Attachment I, 20.8, Case Management/Continuity of Care, is amended to include:

     Pursuant to 42 CFR 438.208(b), the plan must implement procedures to deliver primary care to and coordinate health care service for all enrollees that:

     a. Ensure that each enrollee has an ongoing source of primary care appropriate to his/her needs and a person or entity formally designated as primarily responsible for coordinating the health care services furnished to the enrollee.

     b. Coordinate the services the plan furnishes to the enrollee with the services the enrollee receives from any other managed care entity during the same period of enrollment.

     c. Share with other managed care organizations serving the enrollee with special health care needs the results of its identification and assessment of the enrollee's needs to prevent duplication of those activities.

     d. Ensure that in the process of coordinating care, each enrollee's privacy is protected in accordance with the privacy requirements in 45 CFR Part 160 and 164 Subparts A and E, to the extent that they are applicable.

8. Attachment I, Section 20.8.13, Individuals with Special Health Care Needs, all but the first paragraph is moved to Section 20.8, Case
     Management/Continuity of Care, as indicated above. Also, the first paragraph is amended as follows and the two paragraphs below it are added:

     The plan shall implement mechanisms for identifying, assessing and ensuring the existence of a treatment plan for individuals with special health care needs, as specified in Section 20.12, Quality Improvement. Mechanisms shall include evaluation of health risk assessment, claims data, and, if available, CPT/ICD-9 codes. Additionally, the plan shall implement a process for receiving and considering provider and enrollee input.

     In accordance with this contract and 42 CFR 438.208(c)(3), a treatment plan for an enrollee determined to need a course of treatment or regular care monitoring must be developed by the enrollee's care provider with enrollee

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 2 OF 17

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     participation and in consultation with any specialists caring for the enrollee; approved by the plan in a timely manner if this approval is required; and developed in accordance with any applicable Agency quality assurance and utilization review standards.

     Pursuant to 42 CFR 438.208(c)(4), for enrollees with special health care needs determined through an assessment by appropriate health care professionals (consistent with 42 CFR 438.208(c)(2)) to need a course of treatment or regular care monitoring, each plan must have a mechanism in place to allow enrollees to directly access a specialist (for example, through a standing referral or an approved number of visits) as appropriate for the enrollee's condition and identified needs.

9. Attachment I, Section 20.10, Emergency Care Requirements, subsection f. is amended to read:

     f. In accordance with 42 CFR 438.114, the plan must also cover post-stabilization services without authorization, regardless of whether the enrollee obtains the service within or outside the plan's network, for the following situations:

              1. Post-stabilization care services that were pre-approved by the plan; or were not pre-approved by the plan because the plan did not respond to the treating provider's request for pre-approval within one hour after being requested to approve such care, or could not be contacted for pre approval.

              2. Post stabilization services are services subsequent to an emergency that a treating physician views as medically necessary after an emergency medical condition has been stabilized. These are not emergency services, but are non-emergency services that the plan could choose not to cover out-of-plan except in the circumstances described above.

10. Attachment I, Section 20.11, Grievance System Requirements, is deleted and replaced by the following:

     20.11    GRIEVANCE SYSTEM REQUIREMENTS

     The plan must have a grievance system in place for enrollees that includes a grievance process, an appeal process, and access to the Medicaid fair hearing system. The plan must develop, implement and maintain a grievance system that complies with the requirements in s. 641.511, F.S., and with federal laws and regulations, including 42 CFR 431.200 and 438, Subpart F, "Grievance System." The system must include written policies and procedures that are approved by the Agency. The plan shall refer all enrollees and providers who are dissatisfied with the plan or its action to the grievance/appeal coordinator for processing and documentation in accordance with this contract and the approved policies and procedures. The nature of the complaint, using the definitions in this contract, determines which of the two processes the plan must follow. The grievance process is the procedure for addressing enrollee grievances, which are expressions of dissatisfaction about any matter other than an action, as "action" is defined in 100.0, Glossary. The appeal process is the procedure for addressing enrollee appeals, which are requests for review of an action, as "action" is defined in 100.0, Glossary.

     The plan must give enrollees reasonable assistance in completing forms and other procedural steps, including but not limited to providing interpreter services and toll-free numbers with TTY/TDD and interpreter capability. The plan must acknowledge receipt of each grievance and appeal in writing. The plan must ensure that decision makers on grievances and appeals were not involved in previous levels of review or decision-making and are health care professionals with clinical expertise in treating the enrollee's condition or disease when deciding any of the following:

         a.   An appeal of a denial based on Sack of medical necessity.

         b.   A grievance regarding denial of expedited resolution of an appeal.

         c.   A grievance or appeal involving clinical issues.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 3 OF 17

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HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     The plan must provide information on grievance, appeal, and fair hearing, and their respective policies, procedures, and time frames, to all providers and subcontractors at the time they enter into a contract. Procedural steps must be clearly specified in the member handbook for members and the provider manual for providers, including the address, telephone number, and office hours of the grievance coordinator. The information must include:

         a. Enrollee rights to Medicaid fair hearing, the method for obtaining a hearing, the rules that govern representation at the hearing, and the DCF address for pursuing a fair hearing, which is Office of Public Assistance Appeals Hearings, 1317 Winewood Boulevard, Building 1, Room 309, Tallahassee, Florida 32399-0700.

         b. Enrollee rights to file grievances and appeals and requirements and time frames for filing.

         c.   The availability of assistance in the filing process.

         d.   The toll-free numbers to file oral grievances and appeals.

         e. Enrollee rights to request continuation of benefits during an appeal or Medicaid fair hearing process and, if the plan's action is upheld in a hearing, the fact that the enrollee may be liable for the cost of any continued benefits.

         f. Enrollee rights to appeal to the Agency and the Statewide Provider and Subscriber Assistance Panel (Panel) after exhausting the plan's appeal or grievance process in accordance with s. 408.7056 and 641.511, F.S., with the following exception: a grievance taken to Medicaid fair hearing will not be considered by the Panel. The information must explain that a request for Panel review must be made by the enrollee within one year of receipt of the final decision letter from the plan, must explain how to initiate such a review, must include the Panel's address and telephone number as follows: Agency for Health Care Administration, Bureau of Managed Health Care, Building 1, Room 339, 2727 Mahan Drive, Tallahassee, Florida 32308, (850) 921-5458.

         g.   Notice that the plan must continue enrollee benefits if:

              1. The appeal is filed timely, meaning on or before the later of the following:

                  (a) Within 10 days of the date on the notice of action (Add 5 days if the notice is sent via U.S. mail).

                  (b) The intended effective date of the plan's proposed action.

              2. The appeal involves the termination, suspension, or reduction of a previously authorized course of treatment;

              3.  The services were ordered by an authorized provider;

              4.  The authorization period has not expired; and

              5.  The enrollee requests extension of benefits.

The plan must maintain records of grievances and appeals in accordance with the terms of this contract.

20.11.1  APPEAL PROCESS

An appeal is a request for review of an "action" as defined in 100.0, Glossary. An enrollee may file an appeal, and a provider, acting on behalf of the enrollee and with the enrollee's written consent, may file an appeal. The appeal procedure must be the same for all enrollees.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 4 OF 17

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HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     a.  Filing Requirements

         The enrollee or provider may file an appeal within 30 days of the date of the notice of action. If the plan does not issue a written notice of action, the enrollee or provider may file an appeal within one year of the action.

         The enrollee or provider may file an appeal either orally or in writing and must follow an oral filing with a written, signed appeal. For oral filings, time frames for resolution begin on the date the plan receives the oral filing.

     b.  General Plan Duties

         The plan must:

              1. Ensure that oral inquiries seeking to appeal an action are treated as appeals and confirm those inquiries in writing, unless the enrollee or the provider requests expedited resolution.

              2. Provide a reasonable opportunity to present evidence, and allegations of fact or law, in person as well as in writing.

              3. Allow the enrollee and representative opportunity, before and during the appeals process, to examine the enrollee's case file, including medical records, and any other documents and records.

              4. Consider the enrollee, representative, or estate representative of a deceased enrollee as parties to the appeal.

              5. Resolve each appeal, and provide notice, as expeditiously as the enrollee's health condition requires, within State-established time frames not to exceed 45 days from the day the plan receives the appeal.

              6.  Continue the enrollee's benefits if:

                  (a) The appeal is filed timely, meaning on or before the later of the following:

                       Within 10 days of the date on the notice of action (Add 5 days if the notice is sent via U.S. mail).

                       The intended effective date of the plan's proposed action.

                  (b) The appeal involves the termination, suspension, or reduction of a previously authorized course of treatment;

                  (c)  The services were ordered by an authorized provider;

                  (d)  The authorization period has not expired: and

                  (e)  The enrollee requests extension of benefits.

              7. Provide written notice of disposition that includes the results and date of appeal resolution, and for decisions not wholly in the enrollee's favor, that includes:

                  (a)  Notice of the right to request a Medicaid fair hearing.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 5 OF 17

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HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

                  (b) Information about how to request a Medicaid fair hearing, including the DCF address for pursuing a fair hearing, which is Office of Public Assistance Appeals Hearings, 1317 Winewood Boulevard, Building 1, Room 309, Tallahassee, Florida 32399-0700.

                  (c) Notice of the right to continue to receive benefits pending a hearing.

                  (d) Information about how to request the continuation of benefits.

                  (e) Notice that if the plan's action is upheld in a hearing, the enrollee may be liable for the cost of any continued benefits.

                  (f) Notice that if the appeal is not resolved to the satisfaction of the enrollee, the enrollee has one year in which to request review of the plan's decision concerning the appeal by the Statewide Provider and Subscriber Assistance Program, as provided in section 408.7056, F.S. The notice must explain how to initiate such a review and must include the addresses and toll-free telephone numbers of the Agency and the Statewide Provider and Subscriber Assistance Program.

              8. Provide the Agency with a copy of the written notice of disposition upon request.

              9. Ensure that punitive action is not taken against a provider who files an appeal on an enrollee's behalf or supports an enrollee's appeal.

         The plan may extend the resolution time frames by up to 14 calendar days if the enrollee requests the extension or the plan documents that there is need for additional information and that the delay is in the enrollee's interest. If the extension is not requested by the enrollee, the plan must give the enrollee written notice of the reason for the delay.

         If the plan continues or reinstates enrollee benefits while the appeal is pending, the benefits must be continued until one of following occurs:

              1.  The enrollee withdraws the appeal.

              2. 10 days pass from the date of the plan's adverse plan decision and the enrollee has not requested a Medicaid fair hearing with continuation of benefits until a Medicaid fair hearing decision is reached. (Add 5 days if the notice is sent via U.S. mail.)

              3. A Medicaid fair hearing decision adverse to the enrollee is made.

              4. The authorization expires or authorized service limits are met.

         If the final resolution of the appeal is adverse to the enrollee, the plan may recover the cost of the services furnished while the appeal was pending, to the extent that they were furnished solely because of the requirements of this section.

         The plan must authorize or provide the disputed services promptly, and as expeditiously as the enrollee's health condition requires, if the services were not furnished while the appeal was pending and the disposition reverses a decision to deny, limit, or delay services.

         The plan must pay for disputed services, in accordance with State policy and regulations, if the services were furnished while the appeal was pending and the disposition reverses a decision to deny limit, or delay services.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 6 OF 17

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HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     c.  Expedited Process

         Each plan must establish and maintain an expedited review process for appeals when the plan determines (if requested by the enrollee) or the provider indicates (in making the request on the enrollee's behalf or supporting the enrollee's request) that taking the time for a standard resolution could seriously jeopardize the enrollee's life or health or ability to attain, maintain, or regain maximum function.

         The enrollee or provider may file an expedited appeal either orally or in writing. No additional enrollee follow-up is required.

         The plan must:

              1. Inform the enrollee of the limited time available for the enrollee to present evidence and allegations of fact or law, in person and in writing.

              2. Resolve each expedited appeal and provide notice, as expeditiously as the enrollee's health condition requires, within State-established time frames not to exceed 72 hours after the plan receives the appeal.

              3.  Provide written notice of disposition.

              4. Make reasonable efforts to also provide oral notice of disposition.

              5. Ensure that punitive action is not taken against a provider who requests an expedited resolution on the enrollee's behalf or supports an enrollee's request for expedited resolution.

         The plan may extend the resolution time frames by up to 14 calendar days if the enrollee requests the extension or the plan documents that there is need for additional information and that the delay is in the enrollee's interest. If the extension is not requested by the enrollee, the plan must give the enrollee written notice of the reason for the delay.

         If the plan denies a request for expedited resolution of an appeal, the plan must:

              1. Transfer the appeal to the standard time frame of no longer than 45 days from the day the plan receives the appeal with a possible 14-day extension.

              2. Make reasonable efforts to provide prompt oral notice of the denial

              3.  Provide written notice of the denial within two calendar days.

              4.  Fulfill all general plan duties listed above.

     20.11.2 GRIEVANCE PROCESS

     A grievance is an expression of dissatisfaction about any matter other than an action, as "action" is defined in 100.0, Glossary. An enrollee may file a grievance, and a provider, acting on behalf of the enrollee and with the enrollee's written consent, may file a grievance.

     a.   Filing Requirements

          The enrollee or provider may file a grievance within one year after the date of occurrence that initiated the grievance.

          The enrollee or provider may file a grievance either orally or in writing. An oral request may be followed up with a written request, but the time frame for resolution begins the date the plan receives the oral filing.

            AHCA CONTRACT No. FA305, AMENDMENT No. 007, PAGE 7 OF 17

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HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     b.  General Plan Duties

         The plan must:

              1. Resolve each grievance, and provide notice, as expeditiously as the enrollee's health condition requires, within State-established time frames not to exceed 90 days from the day the plan receives the grievance.

              2. Provide written notice of disposition that includes the results and date of grievance resolution, and for decisions not wholly in the enrollee's favor, that includes:

                  (a)  Notice of the right to request a Medicaid fair hearing.

                  (b) Information about how to request a Medicaid fair hearing, including the DCF address for pursuing a fair hearing, which is Office of Public Assistance Appeals Hearings, 1317 Winewood Boulevard, Building 1, Room 309, Tallahassee, Florida 32399-0700.

                  (c) Notice of the right to continue to receive benefits pending a hearing.

                  (d) Information about how to request the continuation of benefits.

                  (e) Notice that if the plan's action is upheld in a hearing, the enrollee may be liable for the cost of any continued benefits.

              3. Provide the Agency with a copy of the written notice of disposition upon request.

              4. Ensure that punitive action is not taken against a provider who files a grievance on an enrollee's behalf or supports an enrollee's grievance.

         The plan may extend the resolution time frames by up to 14 calendar days if the enrollee requests the extension or the plan documents that there is need for additional information and that the delay is in the enrollee's interest. If the extension is not requested by the enrollee, the plan must give the enrollee written notice of the reason for the delay.

     20.11.3 MEDICAID FAIR HEARING SYSTEM

     The Medicaid fair hearing policy and process is detailed in Rule 65-2.042, F.A.C. The plan's grievance system policy and appeal and grievance processes shall state that the enrollee has the right to request a Medicaid fair hearing in addition to pursuing the plan's grievance process. A provider acting on behalf of the enrollee and with the enrollee's written consent may request a Medicaid fair hearing. Parties to the Medicaid fair hearing include the plan, as well as the enrollee and his or her representative or the representative of a deceased enrollee's estate.

     a.   Request Requirements

              The enrollee or provider may request a Medicaid fair hearing within 90 days of the date of the notice of action.

              The enrollee or provider may request a Medicaid fair hearing by contacting DCF at the Office of Public Assistance Appeals Hearings, 1317 Winewood Boulevard, Building 1, Room 309, Tallahassee, Florida 32399-0700.

            AHCA CONTRACT No. FA305, AMENDMENT No. 007, PAGE 8 OF 17

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HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     b.  General Plan Duties

         The plan must:

              1. Continue the enrollee's benefits while Medicaid fair hearing is pending if:

                  (a) The Medicaid fair hearing is filed timely, meaning on or before the later of the following:

                       Within 10 days of the date on the notice of action (Add 5 days if the notice is sent via U.S. mail).

                       The intended effective date of the plan's proposed action.

                  (b) The Medicaid fair hearing involves the termination, suspension, or reduction of a previously authorized course of treatment;

                  (c)  The services were ordered by an authorized provider;

                  (d)  The authorization period has not expired; and

                  (e)  The enrollee requests extension of benefits.

              2. Ensure that punitive action is not taken against a provider who requests a Medicaid fair hearing on the enrollee's behalf or supports an enrollee's request for a Medicaid fair hearing.

         If the plan continues or reinstates enrollee benefits while the Medicaid fair hearing is pending, the benefits must be continued until one of following occurs:

              1.  The enrollee withdraws the request for Medicaid fair hearing.

              2. 10 days pass from the date of the plan's adverse plan decision and the enrollee has not requested a Medicaid fair hearing with continuation of benefits until a Medicaid fair hearing decision is reached. (Add 5 days if the notice is sent via U.S. mail.)

              3. A Medicaid fair hearing decision adverse to the enrollee is made.

              4. The authorization expires or authorized service limits are met.

         The plan must authorize or provide the disputed services promptly, and as expeditiously as the enrollee's health condition requires, if the services were not furnished while the Medicaid fair hearing was pending and the Medicaid fair hearing officer reverses a decision to deny, limit, or delay services.

         The plan must pay for disputed services, in accordance with State policy and regulations, if the services were furnished while the Medicaid fair hearing was pending and the Medicaid fair hearing officer reverses a decision to deny, limit, or delay services.

11. Attachment I, 20.12, Quality Improvement, subsection c. is amended to include:

     8. Monitor the quality and appropriateness of care furnished to enrollees with special health care needs.

12. Attachment I, Section 20.12.1, Utilization Management, subsection f, is amended to read:

     f. The plan's service authorization systems shall provide authorization numbers, effective dates for the authorization, and written confirmation to the provider of denials, as appropriate. Pursuant to 42 CFR 438.210(b)(3), any decision to deny a service authorization request or to authorize a service in an amount,

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 9 OF 17

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HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

         duration, or scope that is less than requested, must be made by a health care professional who has appropriate clinical expertise in treating the enrollee's condition or disease. Pursuant to 42 CFR 438.210(c), the plan must notify the requesting provider of any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested. The notice to the provider need not be in writing. The plan must notify the enrollee in writing of any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested.

         Pursuant to 42 CFR 438.404(a), 42 CFR 438.404(c) and 42 CFR 438.210(b)
         and (c), the plan must give the enrollee written notice of any "action" as defined in Section 100.0, Glossary, within the time frames for each type of action. Pursuant to 42 CFR 438.404(b) and 42 CFR 438.210(c), the notice must explain:

              1.  The action the plan has taken or intends to take.

              2.  The reasons for the action.

              3. The enrollee's or the provider's right to file a grievance/appeal.

              4.  The enrollee's right to request a Medicaid Fair Hearing.

              5.  Procedures for exercising enrollee rights to appeal or grieve.

              6. Circumstances under which expedited resolution is available and how to request it.

              7. Enrollee rights to request that benefits continue pending the resolution of the appeal, how to request that benefits be continued, and the circumstances under which the enrollee may be required to pay the costs of these services.

         Pursuant to 42 CFR 438.404 (a) and (c), the notice must be in writing and must meet the language and format requirements of 42 CFR 438.10(c) and (d) to ensure ease of understanding.

         The plan must mail the notice within the following time frames:

              1. For termination, suspension, or reduction of previously authorized Medicaid-covered services, within the time frames specified in 42 CFR 431.211, 431.213, and 42 CFR 431.214.

              2. For denial of payment, at the time of any action affecting the claim.

              3. For standard service authorization decisions that deny or limit services, within the time frame specified in 42 CFR 438.210(d)(l).

              4. If the plan extends the time frame in accordance with 42 CFR 438.210(d)(l), it must:

                  Give the enrollee written notice of the reason for the decision to extend the time frame and inform the enrollee of the right to file a grievance if he or she disagrees with that decision.

                  Issue and carry out its determination as expeditiously as the enrollee's health condition requires and no later than the date the extension expires.

              5. For service authorization decisions not reached within the time frames specified in 42 CFR 438.210(d) (which constitutes a denial and is thus an adverse action), on the date that the time frames expire.

              6. For expedited service authorization decisions, within the time frames specified in 42 CFR 438.210(d).

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 10 OF 17

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HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

13.  Attachment I, Section 20.13, Medical Records Requirements, subsection a.
     15. is amended to read:

     15. All records must contain documentation that the member was provided written information concerning the member's rights regarding advanced directives (written instructions for living will or power of attorney), and whether or not the member has executed an advance directive. The provider shall not, as a condition of treatment, require the member to execute or waive an advance directive in accordance with Section 765.110, F.S. The plan must comply with the requirements of 42 CFR
         422.128 for maintaining written policies and procedures for advance directives.

14. Attachment I, Section 20.17, Independent Medical Review (External Quality Review) is amended to read:

     20.17    INDEPENDENT MEDICAL REVIEW (EXTERNAL QUALITY REVIEW)

     The Agency shall provide for an independent review of Medicaid services provided or arranged by the provider. The plan shall provide information necessary for the review based upon the requirements of the Agency or the Agency's independent peer review contractor. The information shall include quality outcomes concerning timeliness of and access to services covered under the contract. The review shall be performed at least once annually by an entity outside state government. If the medical audit indicates that quality of care is not acceptable pursuant to contractual requirements, the Agency may restrict the plan's enrollment activities pending attainment of acceptable quality of care.

15. Attachment I, Section 30.1, Marketing and Pre-enrollment Materials. The title is changed to "Marketing, Pre-enrollment and Post-enrollment Materials."

16. Attachment I, Section 30.2.1, Prohibited Activities, is amended to include a new subsection j. Subsequent subsections are renamed accordingly. Subsection j. becomes k. and is amended to read:

     j. In accordance with 42 CFR 438.104(b)(2)(i), any assertion or statement (whether written or oral) that the beneficiary must enroll in the plan in order to obtain benefits or in order to not lose benefits.

     k.  In accordance with Section 409.912(18), F.S., and 42 CFR
         438.104(b)(2)(ii), false or misleading claims that the entity is recommended or endorsed by any federal, state or county government, the Agency, CMS, or any other organization which has not certified its endorsement in writing to the plan.

17. Attachment I, Section 30.5, Pre-enrollment Activities, ninth paragraph is amended to read:

     The plan must provide a reasonable written explanation of the plan to the beneficiary prior to accepting the pre-enrollment application. The information must comply with CFR 438.10, to ensure that, before enrolling, the beneficiary receives, from the plan or the enrollment and disenrollment services contractor, accurate oral and written information he or she needs to make an informed decision on whether to enroll.

18. Attachment I, Section 30.6, Enrollment, is amended to include additional paragraphs to read:

     Pursuant to 1932(a)(4)(A) and (B) of the Social Security Act, the enrollment and disenrollment services contractor shall permit an individual eligible for medical assistance under the State plan who is enrolled with the plan to terminate (or change) such enrollment for good cause at any time (consistent with section 1903(m)(2)(A)(vi)), and without cause during the 90-day period following the date of the beneficiary's initial enrollment or the date the State sends the beneficiary notice of the enrollment, whichever is later, and at least every 12 months thereafter. The enrollment and disenrollment services contractor shall provide for notice to each enrollee of opportunity to terminate (or change) enrollment under such conditions. Such notice shall be provided at least 60 days before each annual enrollment opportunity.

     The plan accepts individuals eligible for enrollment in the order in which they apply without restriction (unless authorized by the CMS Regional Administrator), up to the limits set under the contract. The plan will not

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 11 OF 17

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HEALTHEASE of FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

     discriminate against individuals eligible to enroll on the basis of race, color, or national origin, and will not use any policy or practice that has the effect of discriminating on any basis including but not limited to race, color, or national origin.

     Enrollment is voluntary, except in the case of mandatory enrollment programs that comply with 42 CFR 438.50(a).

19. Attachment I, Section 30.7, Member Notification, subsection b. 2. and 3. are deleted and replaced as follows, subsequent numbers are changed accordingly:

     2. Termination of a contracted provider, within 15 days after receipt or issuance of the termination notice, to each enrollee who received his or her primary care from, or was seen on a regular basis, by the terminated provider. The plan must make a good faith effort to give written notice of such termination to the enrollee.

20. Attachment I, Section 30.7, Member Notification, subsection c. is amended to read:

     c. Pursuant to 42 CFR 438.10(g)(3), the plan shall provide information on the plan's physician incentive plans or on the plan's structure and operation to any Medicaid recipient, upon request.

21.  Attachment I, Section 30.7.1, Member Services Handbook, is amended to read:

     The member services handbook shall include the following information: Terms and conditions of enrollment including the reinstatement process; a description of the open enrollment process; description of services provided, including limitations and general restrictions on provider access, exclusions and out-of-plan use; procedures for obtaining required services, including second opinions; the toll-free telephone number of the statewide Consumer Call Center; emergency services and procedures for obtaining services both in and out of the plan's service area; the extent to which, and how, after-hours and emergency coverage are provided; procedures for enrollment, including member rights and procedures; grievance system components and procedures; member rights and procedures for disenrollment; procedures for filing a "good cause change" request, including the Agency's toll-free telephone number for the enrollment and disenrollment services contractor; information regarding newborn enrollment, including the mother's responsibility to notify the plan and the mother's DCF caseworker of the newborn's birth and assignment of pediatricians and other appropriate physicians; member rights and responsibilities, including the extent to which, and how, enrollees may obtain benefits from out-of-network providers and the right to obtain family planning services from any participating Medicaid provider without prior authorization for such services; information on emergency transportation and non-emergency transportation, counseling and referral services available under the plan and how to access these; information that interpretation services and alternative communication systems are available, free of charge, for all foreign languages, and how to access these services; information that post-stabilization services are provided without prior authorization and other post-stabilization care services rules set forth in 42 CFR 422.113(c); information that services will continue upon appeal of a suspended authorization and that the enrollee may have to pay in case of an adverse ruling; information regarding the health care advance directives pursuant to Chapter 765, F.S., 42 CFR 422.128; cost sharing, if any; information that enrollees may obtain from the plan information regarding quality performance indicators, including aggregate enrollee satisfaction data; and how and where to access any benefits that are available under the State plan but are not covered under the contract, including any cost sharing, and how transportation is provided. For a counseling or referral service that the plan does not cover because of moral or religious objections, the plan need not furnish information on how and where to obtain the service. Written information regarding advance directives provided by the plan must reflect changes in state law as soon as possible, but no later than 90 days after the effective date of the change.

     The plan will provide enrollee information in accordance with 42 CFR 438.10(f). In accordance with 42 CFR 438.10(f)(2), the plan must notify enrollees at least on an annual basis of their right to request and obtain information.

            AHCA CONTRACT No. FA305, AMENDMENT NO. 007, PAGE 12 OF 17

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HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

22. Attachment I is amended to include new Section 50.9, Inspection and Audit of Financial Records.

     50.9     INSPECTION AND AUDIT OF FINANCIAL RECORDS

     The state and DHHS may inspect and audit any financial records of the plan or its subcontractors. Pursuant to section 1903(m)(4)(A) of the Social Security Act and State Medicaid Manual 2087.6(A-B), non-federally qualified plans must report to the state, upon request, and to the Secretary and the Inspector General of DHHS, a description of certain transactions with parties of interest as defined in section 1318(b) of the Social Security Act.

23. Attachment I, Section 70.2, Applicable Laws and Regulations, is amended to read:

     70.2     APPLICABLE LAWS AND REGULATIONS

     The plan agrees to comply with all applicable federal and state laws, rules and regulations including but not limited to: Title 42 Code of Federal Regulations (CFR) Chapter IV, Subchapter C; Title 45 CFR, Part 74, General Grants Administration Requirements; Chapters 409 and 641, Florida Statutes; all applicable standards, orders, or regulations issued pursuant to the Clean Air Act of 1970 as amended (42 USC 1857, et seq.); Title VI of the Civil Rights Act of 1964 (42 USC 2000d) in regard to persons served; Title IX of the Education Amendments of 1972 (regarding education programs and activities); 42 CFR 431, Subpart F, Section 409.907(3)(d), F.S., and Rule 59G-8.100 (24)(b), F.A.C. in regard to the contractor safeguarding information about beneficiaries; Title VII of the Civil Rights Act of 1964 (42 USC 2000e) in regard to employees or applicants for employment; Rule 59G-8.100, F.A.C.; Section 504 of the Rehabilitation Act of 1973, as amended, 29 USC. 794, which prohibits discrimination on the basis of handicap in programs and activities receiving or benefiting from federal financial assistance; Chapter 641, parts 1 and III, F.S., in regard to managed care; the Age Discrimination Act of 1975, as amended, 42 USC. 6101 et. seq., which prohibits discrimination on the basis of age in programs or activities receiving or benefiting from federal financial assistance; the Omnibus Budget Reconciliation Act of 1981, P.L. 97-35, which prohibits discrimination on the basis of sex and religion in programs and activities receiving or benefiting from federal financial assistance; Medicare - Medicaid Fraud and Abuse Act of 1978; the federal omnibus budget reconciliation acts; Americans with Disabilities Act (42 USC 12101, et seq.); the Newborns' and Mothers' Health Protection Act of 1996; the Balanced Budget Act of 1997, and the Health Insurance Portability and Accountability Act of 1996. The plan is subject to any changes in federal and state law, rules, or regulations.

24.  Attachment I, Section 70.17, Sanctions, subsection e. is amended to read:

     e. Termination pursuant to paragraph III.B.(3) of the Agency core contract and Section 70.19, Termination Procedures, if the plan fails to carry out substantive terms of its contract or fails to meet applicable requirements in sections 1932, 1903(m)and 1905(t) of the Social Security Act. After the Agency notifies the plan that it intends to terminate the contract, the Agency may give the plan's enrollees written notice of the state's intent to terminate the contract and allow the enrollees to disenroll immediately without cause.

25. Attachment I, Section 70.17, Sanctions, is amended to include a new subsection f. Former subsection f. becomes subsection g.

     f. The Agency may impose intermediate sanctions in accordance with 42 CFR 438.702, including:

         1. Civil monetary penalties in the amounts specified in Section 409.912(20), F.S.

         2. Appointment of temporary management for the plan. Rules for temporary management pursuant to 42 CFR 438.706 are as follows:

              (a) The State may impose temporary management only if it finds
                  (through onsite survey, enrollee complaints, financial audits, or any other means) that --

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 13 OF 17

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

                  (1) There is continued egregious behavior by the plan, including but not limited to behavior that is described in 42 CFR 438.700, or that is contrary to any requirements of sections 1903(m) and 1932 of the Social Security Act; or

                  (2)  There is substantial risk to enrollees' health; or

                  (3) The sanction is necessary to ensure the health of the plan's enrollees--

                       (i) While improvements are made to remedy violations under 42 CFR 438.700; or

                       (ii) Until there is an orderly termination or
                            reorganization of the plan.

              (b) The State must impose temporary management (regardless of any other sanction that may be imposed) if it finds that a plan has repeatedly failed to meet substantive requirements in section 1903(m) or section 1932 of the Social Security Act or 42 CFR 438.706. The State must also grant enrollees the right to terminate enrollment without cause, as described in 42 CFR 438.702(a)(3), and must notify the affected enrollees of their right to terminate enrollment.

              (c) The State may not delay imposition of temporary management to provide a hearing before imposing this sanction.

              (d) The State may not terminate temporary management until it determines that the plan can ensure that the sanctioned behavior will not recur.

         3. Granting enrollees the right to terminate enrollment without cause and notifying affected enrollees of their right to disenroll.

         4. Suspension or limitation of all new enrollment, including default enrollment, after the effective date of the sanction.

         5. Suspension of payment for beneficiaries enrolled after the effective date of the sanction and until CMS or the Agency is satisfied that the reason for imposition of the sanction no longer exists and is not likely to recur.

         6. Denial of payments provided for under the contract for new enrollees when, and for so long as, payment for those enrollees is denied by CMS in accordance with 42 CFR 438.730.

         Before imposing any intermediate sanctions, the state must give the plan timely notice according to 42 CFR 438.710.

26. Attachment I, Section 70.18, Subcontracts, second paragraph of the introduction is amended to read:

     The plan shall not discriminate with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of the provider's license, or certification under applicable state law, solely on the basis of such license, or certification, in accordance with Section 4704 of the Balanced Budget Act of 1997. This paragraph shall not be construed to prohibit a plan from including providers only to the extent necessary to meet the needs of the plan's enrollees or from establishing any measure designed to maintain quality and control costs consistent with the responsibilities of the organization. If the plan declines to include individual providers or groups of providers in its network, it must give the affected providers written notice of the reason for its decision.

     In all contracts with health care professionals, the plan must comply with the requirements specified in 42 CFR 438.214 which includes but is not limited to selection and retention of providers, credentialing and recredentialing requirements, and nondiscrimination.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 14 OF 17

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

27. Attachment I, Section 70.18, Subcontracts, subsection a. 1. is amended to read:

     1.  The plan agrees to make payment to all subcontractors pursuant to
         Section 641.3155, F.S., 42 CFR 447.46, 42 CFR 447.45(d)(2), 42 CFR 447.
         45 (d)(3), 42 CFR 447.45 (d)(5) and 42 CFR 447.45 (d)(6) If third party liability exists, payment of claims shall be determined in accordance with Section 70.20, Third Party Resources.

28. Attachment I, Section 70.18, Subcontracts, subsection c.3. is amended to read:

     3. Provide for timely access to physician appointments to comply with the following availability schedule: urgent care - within one day; routine sick care - within one week; well care - within one month. Require that the network providers offer hours of operation that are no less than the hours of operation offered to commercial beneficiaries or comparable to Medicaid fee-for-service if the provider serves only Medicaid beneficiaries.

29. Attachment I, Section 70.18, Subcontracts, subsection d. 1. is amended to read:

     1. Require safeguarding of information about enrollees according to 42 CFR, 438.224.

30. Attachment I, Section 80.1, Payment to plan by Agency, subsection a. is amended to read:

     a. Until December 31, 2003, as an incentive to increase the Child Health Check-Up and adult health screenings rates, if the statewide HMO Child Health Check-Up screening ratio for FY 2001-2002 increases by a minimum of ten percent over FY 2000-2001, the plan may submit one fee-for-service claim for each enrollee who receives an adult health screening or a Child Health Check-Up from a Medicaid enrolled provider within three (3) months of the member's enrollment.

31.  Attachment I, Section 80.5, Member Payment Liability Protection, subsection
     c. is amended to read:

     c. For payments to the health care provider, including referral providers, that furnished covered services under a contract, or other arrangement with the plan, that are in excess of the amount that normally would be paid by the member if the service had been received directly from the plan.

32. Attachment I, Section 100.0, Glossary, definition of Enrollee is amended to read:

     ENROLLEE - according to 42 CFR 438.10(a) means a Medicaid recipient who is currently enrolled in an HMO as defined in 42 CFR 438.10(a). See "Member."

33. Attachment I, Section 100.00 Glossary, definition of Good Cause is amended to read:

     GOOD CAUSE - special reasons that allow beneficiaries to change their managed care option outside their open enrollment period such as:

         The  enrollee moves out of the plan's service area.

         The plan does not, because of moral or religious objections, cover the service the enrollee seeks.

         The enrollee needs related services (for example a cesarean section and a tubal ligation) to be performed at the same time; not all related services are available within the network; and the enrollee's primary care provider or another provider determines that receiving the services separately would subject the enrollee to unnecessary risk.

         Other reasons, including but not limited to, poor quality of care, lack of access to services covered under the contract, or lack of access to providers experienced in dealing with the enrollee's health care needs.

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 15 OF 17

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

         Note: Federal law uses the term "cause" rather than "good cause." In the context with beneficiary disenrollment, this contract uses the term "good cause."

34. Attachment I, Section 100.0, Glossary, definition of Grievance is deleted and replaced as follows:

     GRIEVANCE - means an expression of dissatisfaction about any matter other than an action, as "action" is defined in this section. The term is also used to refer to the overall system that includes grievances and appeals handled at the plan level and access to the Medicaid fair hearing process. (Possible subjects for grievances include, but are not limited to, the quality of care or services provided, and aspects of interpersonal relationships such as rudeness of a provider or employee, or failure to respect the enrollee's rights.) (42 CFR 438.2)

35. Attachment I, Section 100.0, Glossary, definition of Grievance Procedure is deleted and replaced as follows:

     GRIEVANCE PROCEDURE - the procedure for addressing enrollees' grievances. A grievance is an enrollee's expression of dissatisfaction with any aspect of their care other than the appeal of actions (which is an appeal).

36. Attachment I, Section 100.0, Glossary, definition of Grievance System is added.

     GRIEVANCE SYSTEM - the system for reviewing and resolving enrollee grievances or appeals. Components must include a grievance process, an appeal process, and access to the Medicaid fair hearing system.

37. Attachment I, Section 100.0, Glossary, definition of Health Care Professional is added.

     HEALTH CARE PROFESSIONAL - means a physician or any of the following: a podiatrist, optometrist, chiropractor, psychologist, dentist, physician assistant, physical or occupational therapist, therapist assistant, speech-language pathologist, audiologist, registered or practical nurse (including nurse practitioner, clinical nurse specialist, certified registered nurse anesthetist, and certified nurse midwife), licensed certified social worker, registered respiratory therapist, and certified respiratory therapy technician.

38. Attachment I, Section 100.0, Glossary, definition of Medically Necessary is amended to read:

     MEDICALLY NECESSARY OR MEDICAL NECESSITY - services provided in accordance with 42 CFR Section 438.210(a)(4) and as defined in Section 59G-1.010(166), F.A.C., to include that medical or allied care, good, or services furnished or ordered must:

     (a) Meet the following conditions:

         1. Be necessary to protect life, to prevent significant illness or significant disability, or to alleviate severe pain;

         2. Be individualized, specific, and consistent with symptoms or confirmed diagnosis of the illness or injury under treatment, and not in excess of the patient's needs;

         3. Be consistent with the generally accepted professional medical standards as determined by the Medicaid program, and not experimental or investigational;

         4. Be reflective of the level of service that can be safely furnished, and for which no equally effective and more conservative or less costly treatment is available, statewide; and

         5. Be furnished in a manner not primarily intended for the convenience of the recipient, the recipient's caretaker, or the provider.

     (b) "Medically necessary" or "medical necessity" for inpatient hospital services requires that those services furnished in a hospital on an inpatient basis could not, consistent with the provisions of appropriate medical

            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 16 OF 17

 HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE             MEDICAID HMO CONTRACT

     care, be effectively furnished more economically on an outpatient basis or in an inpatient facility of a different type.

     (c) The fact that a provider has prescribed, recommended, or approved medical or allied goods, or services does not, in itself, make such care, goods or services medically necessary or a medical necessity or a covered service.

39. Attachment I, Section 100.0, Glossary, definition of Potential Enrollee is added to read:

     POTENTIAL ENROLLEE - according to 42 CFR 438.10(a) means a Medicaid recipient who is subject to mandatory enrollment or may voluntarily elect to enroll in a given managed care program, but is not yet an enrollee of a specific managed care program.

40. This amendment shall begin on August 13, 2003, or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 17-page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.,                STATE OF FLORIDA, AGENCY FOR
d/b/a HealthEase                            HEALTH CARE ADMINISTRATION

SIGNED                                      SIGNED
BY: /s/ Todd S. Farha                       BY:_________________________________
    --------------------------
NAME: Todd S. Farha                         NAME: Rhonda Medows, M.D., FAAFP

TITLE: President & CEO                      TITLE: Secretary

DATE: 8/27/03                               DATE:_______________________________

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            AHCA CONTRACT NO. FA305, AMENDMENT NO. 007, PAGE 17 OF 17

HEALTHEASE of FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

                            AHCA CONTRACT NO. FA305
                               AMENDMENT NO. 008

     THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE of FLORIDA, INC., d/b/a HEALTHEASE, hereinafter referred to as the "Provider," is hereby amended as follows:

1. Standard Contract Section III. C., Notice and Contact, Item 2. is amended to read:

         The name, address and telephone number of the representative of the provider responsible for administration of the program under this contract is:

         Pearl W. Blackburn
         Director of Regulatory Affairs-Medicaid
         6800 N. Dale Mabry Hwy., Suite 168
         Tampa, Florida 33614
         Phone: (813) 243-2970

2. Attachment I, Section 10.6, Expanded Services, is amended to include the following item:

     E. HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE WILL OFFER THE FOLLOWING EXPANDED SERVICES.

         1. OVER-THE-COUNTER DRUGS AND FIRST AID ITEMS - not to exceed $10.00 per month, per household through mail order program.

         2. ADULT DENTAL SERVICES FOR BENEFICIARIES AGE 21 AND ABOVE - office visits, X-rays, exams as needed, two cleanings per year, no limit on one and two surface fillings (amalgam and silver), one three surface silver filling per year, four simple extractions at no cost (non emergency), two surgical extractions per year (non-emergency) when medically necessary.

         3. ADULT EYE EXAMS AND GLASSES FOR BENEFICIARIES AGE 21 AND ABOVE - Unlimited routine eye exams and unlimited glasses as medically necessary.

         4. ADULT HEARING SERVICES FOR BENEFICIARIES AGE 21 AND ABOVE - One hearing aid (limited selection) every three years, if medically necessary.

3. This amendment shall begin on October 13, 2003, or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

             AHCA CONTRACT NO. FA305, AMENDMENT NO. 008, PAGE 1 OF 2

HEALTHEASE of FLORIDA, INC., d/b/a HealthEase              MEDICAID HMO CONTRACT

         IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE of FLORIDA, INC.,                   STATE OF FLORIDA, AGENCY FOR
d/b/a HEALTHEASE                               HEALTH CARE ADMINISTRATION

SIGNED                                         SIGNED
BY: /s/  Todd S. Farha                         BY: /s/ Rhonda Medows
    ------------------------                       --------------------------

NAME: Todd S. Farha                            NAME: Rhonda Medows, M.D., FAAFP

TITLE: President & CEO                         TITLE: Secretary

 DATE: 10/17/03                                DATE: 10/22/03

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             AHCA CONTRACT NO. FA305, AMENDMENT NO. 008, PAGE 2 OF 2

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

                             AHCA CONTRACT NO. FA305
                               AMENDMENT NO. 009

         THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE of FLORIDA, INC., d/b/a HealthEase, hereinafter referred to as the "Vendor", is hereby amended as follows:

1. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Paragraph 2 is hereby amended to read:

     Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $603,534,913.00 expressed on page three of this contract.

2.   Standard Contract Section II.A., Contract Amount, is amended to read:

     To pay for contract services according to the conditions of Attachment I in an amount not to exceed $603,534,913.00, subject to the availability of funds. The State of Florida's performance and obligation to pay under this contract is contingent upon an annual appropriation by the Legislature.

3. This amendment shall begin on January 16, 2004, or the date on which the amendment has been signed by both parties, whichever is later.

         All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

         All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

         This amendment and all its attachments are hereby made a part of the Contract.

         This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

             AHCA CONTRACT NO. FA305, AMENDMENT NO. 009, PAGE 1 OF 2

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

HEALTHEASE of FLORIDA, INC                  STATE OF FLORIDA, AGENCY FOR
                                            HEALTH CARE ADMINISTRATION

SIGNED                                      SIGNED
BY: /s/ TODD S. FARHA                       BY: _______________________________
   -------------------
NAME: Todd s. Farha                         NAME: Rhonda Medows, M.D., FAAFP

TITLE: President & CEO                      TITLE: SECRETARY

DATE: 1/28/04                               DATE:_____________________________

             AHCA CONTRACT NO. FA305, AMENDMENT NO. 009, PAGE 2 OF 2